As filed with the Securities and Exchange Commission on January 22, 2025

Securities Act File No. 333-278367

Investment Company Act File No. 811-23950

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement Under the Securities Act of 1933 ☒

Pre-Effective Amendment No. 5 ☒

Post-Effective Amendment No. ☐

and/or

Registration Statement Under the Investment Company Act of 1940 ☒

Amendment No. 5 ☒

The Pop Venture Fund

(Exact name of Registrant as specified in Charter)

12 East 49th Street

11th Floor

New York, NY 10017

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: 833-767-8368

Nicole Loftus

President, Chief Executive Officer

12 East 49th Street

11th Floor

New York, New York 10017

(Name and address of agent for service)

COPY TO:

Paulita Pike, Esq.

Ropes & Gray LLP

191 North Wacker Drive, 32nd Floor

Chicago, IL 60606

Tel: (312) 845-1212

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

THE REGISTRANT HEREBY AMENDS THE REGISTRATION STATEMENT TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

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☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PRELIMINARY PROSPECTUS

Subject to completion, dated January 22, 2025

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Pop Venture Fund

Prospectus

January [ ], 2025

12 East 49th Street

11th Floor

New York, New York 10017

The Pop Venture Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a continuously offered non-diversified, closed-end management investment company that is operated as an “interval fund.”

The Fund’s investment objective is to provide shareholders current income and capital appreciation. The Fund seeks to achieve its investment objective primarily by investing in equity securities of private, operating, early-stage, mid-stage and late-stage venture companies seeking capital (“Private Companies”). Venture companies are early- through late-stage companies with high growth potential, in multiple sectors. The Fund utilizes the Locker, a proprietary nationwide database of private companies that have been vetted through a customized due diligence screening process and are seeking funding to grow their business. The Fund does not intend to use leverage to achieve its investment objective.

The Fund operates as an “interval fund” pursuant to which it will, subject to applicable law, conduct annual repurchase offers, between no less than 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and shareholders should not rely on any expectation of repurchase offers in excess of 5%.

It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although the Fund will make annual repurchase offers, investors should consider the Fund’s shares to be illiquid. Shareholders will be notified in writing about each annual repurchase offer, how they may request that the Fund repurchase their shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Board and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no less than 21 days and no more than 42 days and is expected

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to be approximately 30 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) on a date no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). Redemption proceeds will typically be sent by electronic funds transfer to the bank account the shareholder has linked through PopVenture.com (the “Website”), although we may ask you to confirm your bank account information through the Website before sending your redemption proceeds. Repurchases are expected to occur in or around the last month of each calendar year, beginning in December 2026. See “Repurchases and Transfers of Shares” and “Repurchase Risks”.

The Fund is not required to repurchase Shares at a shareholder’s option, and Shares are not exchangeable for interests, shares, or units of any investment of the Fund. Repurchase offers may be oversubscribed, with the result that Fund shareholders may only be able to have a portion of the Shares they tender repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. For this reason, the Shares are not readily marketable. Although the Fund makes annual repurchase offers to repurchase a limited portion of its Shares to try to provide some liquidity to shareholders, shareholders should consider the Shares to be illiquid. See “Risks — Closed- End Fund; Limited Liquidity of Shares; Repurchase Offers Risks” in this prospectus for more information.

Investing in Shares involves certain risks, including the potential loss of the entire principal amount that you invest. See the “Risks” section of this prospectus for more information. You should carefully consider these risks, together with all other information contained in this prospectus, before deciding whether to invest in the Shares.

The Fund has no operating history.

●	The Shares have no history of public trading. Shares are not listed for trading on any securities exchange, and you should not expect to be able to sell Shares in a secondary market transaction. You should consider Shares of the Fund to be an illiquid investment.

●	Shares are not redeemable at the shareholder’s option. The Fund will offer to redeem no less than 5% of its outstanding Shares once each year.

●	The Fund has no intention to repurchase Shares outside of these annual repurchase offers, and these repurchase offers may be oversubscribed.

●	If you tender your Shares for repurchase as part of a repurchase offer that is oversubscribed (i.e., because more than 5% of the Fund’s outstanding Shares are tendered for repurchase), the Fund will redeem only a portion of your Shares.

●	Because Shares are not listed on a securities exchange, and the Fund will only offer to redeem no less than 5% of its outstanding Shares once a year, you should not expect to be able to sell your Shares when and/or in the amount desired, regardless of how the Fund performs. As a result, you may be unable to reduce your exposure to the Fund during any market downturn.

●	The Fund is designed for long-term investors. An investment in the Fund may not be suitable for you if you will need the money you invest within a specified timeframe.

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●	The amount of distributions that the Fund may pay, if any, is uncertain. There is no assurance that the Fund will be able to maintain a certain level of distributions to shareholders. A portion or all of any Fund distributions may consist of a return of capital.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

●	The Fund’s investments may require several years to appreciate in value, and there is no assurance that such appreciation will occur.

●	Investing in the Shares may be speculative and involve a high degree of risk, including the potential loss of your entire investment. (See “Risks”).

●	A Fund shareholder will not be able to redeem its shares daily because the Fund is a closed-end interval fund with annual redemptions. In addition, the Fund’s shares are subject to restrictions on transferability, and liquidity will be provided by the Fund only through annual repurchase offers or transfer of shares as described in this prospectus. An investment in the Fund is appropriate only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment.

●	The Fund will invest in illiquid securities that are often subject to legal and other restrictions on resale and may be difficult to value and sell.

●	The Fund expects that in most cases public market prices will not be available for the Fund’s portfolio securities, and where private market prices are available, such prices may be unreliable. Valuation of illiquid portfolio securities may be challenging, and the Fund may not be able to sell its portfolio securities at the prices at which they are carried on the Fund’s books or may have to delay their sale to do so. This may in turn adversely affect the Fund’s NAV.

The Fund offers its Shares on a continuous basis at an offering price equal to the Fund’s then-current NAV per Share.

The Fund’s investment adviser is Pop Venture Advisers LLC (the “Adviser”), an SEC registered investment adviser under the Investment Advisers Act of 1940, as amended). See “Management of the Fund.”

The Fund is offering to sell, through its distributor, under the terms of the Prospectus, an unlimited number of Shares of beneficial interest at NAV. The minimum initial investment for Shares is currently $25, with a $25 minimum for subsequent investments. The Fund may waive or modify these investment minimums from time to time.

Per Share
Public Offering Price	At current NAV[1]

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Initial Sales Charge (Load)	None[2]
Proceeds to the Fund (Before Expenses)[3]	Amount invested at current NAV

[1]	Shares are offered on a continuous basis at an offering price equal to the Fund’s then-current NAV per Share. See “Plan of Distribution” for additional information.
[2]	Shares are not subject to any sales load at any time during the offering.
[3]	The Fund’s estimated organizational and offering expenses (including pre-effective expenses) for the initial 12-month period of investment operations are $1,100,055. See “Fund Expenses”.

This Prospectus sets forth concisely important information about the Fund that you should know before deciding whether to invest in the Shares. Please read this Prospectus in its entirety before investing and keep it for future reference. The Fund has filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information dated as of the date of this Prospectus, as may be amended (“SAI”), containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus.

The Fund’s SAI, along with its annual and semi-annual reports, proxy statements, and other information about the Fund filed with the SEC, is available free of charge by contacting the Adviser by mail, 12 East 49th Street, 11th Floor, New York, NY 10017 by phone toll-free, 833-PopVenture or 833-767-8368, or by email, Fund@PopVenture.com. The Fund’s prospectus, SAI, and annual and semi-annual reports may be obtained, when available, for free on our website (desktop or mobile) at PopVenture.com. The Pop Venture Website is available for free on all devices with a web browser. See “Prospectus Summary — Purchasing Shares; Pop Venture Website” and “Plan of Distribution and the Pop Venture Website” in this prospectus for more information about the Pop Venture Website. To request additional information about the Fund and to make shareholder inquiries visit the PopVenture.com, or contact the Adviser via the mailing address, telephone number, or email address listed above. The Fund’s SAI and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

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TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1

SUMMARY OF FUND FEES AND EXPENSES	10
Fees and Expenses	10

FINANCIAL HIGHLIGHTS	11

THE FUND	11

USE OF PROCEEDS	12

INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES	12
Investment Strategy	13
The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques	13
Fundamental and Non-Fundamental Policies	14
Illiquid Securities	14

RISKS	14
Risk Related to our Business and Structure	14
Risks Related to Fund Investments	22

FUND MANAGEMENT	30
Fund Board and Officers	30
Investment Adviser and Management Contract	30
Portfolio Management	31
Control Persons	32

DETERMINATION OF NET ASSET VALUE	32

PLAN OF DISTRIBUTION AND THE POP VENTURE WEBSITE	35
Getting Started — Opening an Account	36
Purchasing Shares	36
Additional Information about the Website	37
Investor Suitability	37

SHARE REPURCHASES	38
Repurchase Offer Dates and Notices	38
Notice to Shareholders	38
Submitting Repurchase Requests	39
Determination of Repurchase Price and Payment for Shares	39
Suspension or Postponement of Repurchase Offers	40
Oversubscribed Repurchase Offers	40
Consequences of Repurchase Offers	41
Minimum Account Balance	41

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BORROWING	41

DISTRIBUTIONS	41

DIVIDEND REINVESTMENT PLAN	42

DESCRIPTION OF THE FUND AND ITS SHARES	43
Anti-Takeover Provisions in the Declaration of Trust	44
Summary of Certain Provisions of the Declaration of Trust	45

FUND EXPENSES	45
Fund Expenses	45
Expense Limitation Agreement	46

TAX MATTERS	46
Taxation as a Regulated Investment Company	47
Taxation of Distributions to U.S. Shareholders	49
Sale, Exchange or Repurchase of Shares	50
Taxation of Fund Investments	51
Taxation of Non-U.S. Shareholders	52
Backup Withholding	54
Other Reporting and Withholding Requirements	55

CERTAIN ERISA MATTERS	55

CERTAIN FUND SERVICE PROVIDERS	55
Administrator	55
Custodian	56
Independent Registered Public Accounting Firm	56
Legal Counsel	56

PRIVACY NOTICE	56

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PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to The Pop Venture Fund (the “Fund”, “we,” “our” or “us”). This summary does not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”) prior to investing.

The Fund	The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an “interval fund” pursuant to Rule 23c-3 under the Investment Company Act and makes a continuous offering of its shares of beneficial interest (“Shares”).

Investment Objective and Strategies	The Fund’s investment objective is to provide shareholders with current income and capital appreciation. The Fund seeks to achieve its investment objective primarily by investing in the equity securities of private, operating, early-stage, mid-stage and late-stage venture companies seeking capital (“Private Companies”). Venture companies are early- through late-stage companies with high growth potential, in multiple sectors.

The Fund, under normal circumstances, invests at least 80% of its net assets plus borrowings for investment purposes in Private Companies. Pop Venture Advisers, LLC (the “Adviser”) utilizes a comprehensive, screening, diligence and valuation software (the “Locker”) owned and serviced by CrowdCheck, Inc. (“CrowdCheck”) which is owned by Pop Venture Inc., an affiliate of the Adviser. The Fund utilizes the Locker, which takes the form of a questionnaire, for the preparation of diligence reports on Private Companies. The Locker is available to Private Companies. The Fund will only invest in companies that have a complete and verified Locker but is not obligated to invest in any Private Company which has a complete and verified Locker. In the context of compliance with Rule 2a-5, the Locker will only be used as a means of collecting data from Private Companies, not as a valuation tool. Currently no companies are using the Locker. CrowdCheck provides the Adviser and the Fund with diligence services, verifications of potential target issuers’ data and bad actor checks on potential target issuers’ board members, leadership team and investors.

The Fund will seek to achieve its investment objective principally by seeking capital gains on its equity investments, typically in the form of common stock of Private Companies.

The Fund focuses on cash flow positive pre-initial public offering (“IPO”) companies and will invest across all industry sectors and across geographies throughout the US. The Fund will not concentrate in any industry or sector. The Fund seeks to provide investors with returns that are non-correlated to, or independent of, the returns of the global equity and fixed income markets. The Fund’s investment process is comprised of traditional growth companies as well as companies that fall outside of the classic growth stock classification but that exhibit growth characteristics at the time of investment. The Fund defines “growth companies” as companies that have a trailing twelve-month revenue (“TTM”) that is higher than the previous twelve months, and/or, three consecutive quarters of increased revenue.

The Fund will make equity investments with respect to target portfolio companies in the form of common stock.

The investment process is built on a due diligence and qualification process driven by Pop Venture’s proprietary portfolio construction methodology and a comprehensive screening and diligence tool called The Locker which provides the Adviser with data-driven metrics, key performance indicators (KPIs), market analyses, financial models, and statistical analyses to evaluate potential opportunities. The Locker uses algorithmic filters on the data collected from each company user (a “Potential Target Issuer”) to identify companies that meet the Fund’s investment criteria. The Locker currently collects 376 pieces of data, performs dozens of calculations and identifies 122 potential flags from a Potential Target Issuer (collectively, the “Data Set”). The Data Set is analyzed by the Locker using back-end analytics to accept, deny, or request further information from a Potential Target Issuer. The Locker’s question set features over 150 filters and smart, adaptive questioning. Potential Target Issuers are required to upload documents supporting the automated diligence, including, but not limited to, leases, contracts and financials. A successfully completed application within the Locker generates a detailed report on the business seeking funding, including key performance indicators, such as nine distinct balance sheet ratios. The Locker analyzes the company’s financial statements, credit worthiness and plans for funding. CrowdCheck, Inc. verifies data in each Locker and conducts bad actor checks on a Potential Target Issuer’s board members, leadership team, and investors. A “Bad Actor Check” is a process or procedure designed to identify and mitigate risks associated with individuals or entities that may engage in dishonest, illegal, or unethical behavior used in various fields such as finance, law enforcement, cybersecurity, and compliance. CrowdCheck, Inc. makes no recommendations with respect to the investability or suitability of an issuer and the successful completion of an application in the Locker is not a guarantee of funding. A further analysis of the company’s financial statements, credit worthiness and plans for funding will be used to identify companies that the Adviser believes are likely to be able to yield a return on the equity investment. Before adding a company to the Fund’s portfolio, the Adviser’s portfolio team conducts a further diligence review, which includes the following factors to determine if the company is an acceptable investment: review of revenue growth, cash flow, market potential, product stage, management team, and level of financing of the company’s securities. The weight given to each of these criteria will vary according to the Adviser’s assessment of market conditions, which includes economic and political considerations. In reviewing potential investments for the Fund, the Adviser utilizes the information available in the Locker as well as any publicly available sources, including but not limited to, Clear, Bloomberg, Crunchbase, Pitchbook and Lexis Nexis. The Adviser, wherever possible, seeks additional information from a company’s management and reviews its past and expected financial performance. The criteria described above, together with the availability of the securities and the Adviser’s assessment of other investment factors will inform the Adviser’s decision to invest in the security. Other investment factors include, but are not limited to, cash flow, runway, burn rate, and competitive landscape. Market potential includes the following: (i) “Total Addressable Market” which represents the total revenue opportunity available to a product or service provider if 100% market share is achieved (the total demand available to a provider if they are the only provider of a product or service with no available alternatives); (ii) “Serviceable Available Market” which represents the total revenue available to a product or service provider of a smaller segment of the total addressable market (it is the total demand available to a provider servicing a specific segment or channel within the total market); and (iii) “Serviceable Obtainable Market” which represents the percentage of the Serviceable Available Market a company can realistically capture based on its business model and target consumers.

The Fund’s ability to implement this investment strategy is subject to the Adviser’s ability to identify and acquire the target securities on acceptable terms. In buying and selling securities for the Fund, the Adviser relies on fundamental analysis of each issuer considering its current financial condition, its industry position, and economic and market conditions. Factors considered include a security’s structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security’s issuer. The Adviser anticipates that it will hold the Fund’s investments until a liquidity event occurs. Liquidity events include the opportunity to sell a Private Company’s shares in a future capital raise, in an initial public offering or a merger and acquisition transaction. The Adviser expects that the Fund’s holdings of securities may require several years to appreciate, and the Adviser can offer no assurance that such appreciation will occur. See “Investment Objective, Strategies and Policies.”

To enhance the Fund’s liquidity, particularly during redemption periods, the Adviser may sell the Fund’s assets. If the Adviser needs to sell assets of any Private Company, the Adviser will work with the Private Company to source private equity and strategic buyers. The Fund expects to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act.

The Fund is a “non-diversified” investment company and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.”

Investment Adviser	Pop Venture Advisers LLC, a Delaware limited liability company, is the Fund’s investment adviser (the “Adviser”). The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser is entitled to receive from the Fund a management fee at an annual rate equal to 2.00% of the Fund’s average daily calculated net asset value (“NAV”), payable monthly in arrears and accrued daily, based on the Fund’s average daily net assets. (“Management Fee”).

Under the terms of the Investment Advisory Agreement between the Adviser and the Fund, the Adviser maintains overall responsibility for the oversight and management activities. The Investment Advisory Agreement has an initial term of two (2) years and continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a vote of either the Board of Trustees of the Fund (the “Board”) (each member of the Board, a “Trustee”) or of Fund shareholders and in either case, by a vote of a majority of the Trustees who are not parties to such agreement or “interested persons” of any such party except in their capacity as Trustees of the Fund. The Investment Advisory Agreement may be terminated at any time, without penalty, by a vote of the Board or Fund shareholders, or the Adviser, in each case upon 60 days prior written notice to the Fund or Adviser (as applicable). See “Management of the Fund.”

The Fund has entered into an Expense Limitation Agreement pursuant to which the Adviser has agreed to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 6.00% of the Fund’s average daily net assets.

The Adviser is entitled to seek reimbursement from the Fund of management fees waived and/or Fund expenses paid or reimbursed by the Adviser for a period ending three years after such waiver, payment or reimbursement; provided that the reimbursement paid by the Fund to the Adviser do not cause the Fund’s Operating Expenses to exceed the expense limitation that was in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or to exceed any expense limitation in place at the time the Fund reimburses the Adviser.

This contractual expense limitation will remain in effect for a period of one year from the effective date of the Fund’s registration statement, unless the Fund’s Board of Trustees approves its earlier termination upon not less than sixty (60) days’ prior written notice to the Adviser.

Board of Trustees	The Fund’s Board has overall responsibility for monitoring the Fund’s investment program and its management and operations. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or to the Adviser. A majority of the Trustees are not “interested persons” (as defined under the Investment Company Act) of the Fund and the Adviser.

Purchasing Shares: Pop Venture Website

In order to open an account with the Fund and purchase Shares, you must visit PopVenture.com (the “Website”). The Website is free to use on any device.

The Website provides step-by-step instructions to open a new account and to fund your purchase of Shares. The application process is completed entirely through the Website. To open an account and to be able to purchase Shares, you will need to link one of your bank accounts to your Pop Venture Account so that you may use electronic funds transfer from your bank account to buy Shares. You must be eighteen (18) years of age or older, a U.S. Citizen and have a verified U.S. bank account in your name to open a new account.

Once this process has been completed, you may submit orders to buy Shares at any time through the Pop Venture Website. Share purchases will only be processed on days the New York Stock Exchange is open. In general, you may only purchase and redeem Fund Shares through the Website. For more information, please see “Plan of Distribution and the Pop Venture Website.”

The minimum initial investment is $25, with a $25 minimum for subsequent investments. The Fund may waive or change these minimums in the future.

Use of Proceeds	Under normal market conditions, the proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund in accordance with its investment objective and policies as soon as practicable (but within approximately three (3) months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. See “Other Risks - Availability of Investment Opportunities.”

The Fund will pay the Adviser the full amount of the Management Fee during any period prior to which any of the Fund’s assets (including any proceeds received by the Fund from the offering of Shares) are invested in cash or cash equivalents.

The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in Private Companies.

Distributions; Dividend Reinvestment Plan

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net investment company taxable income, if any, to its shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to shareholders at any particular rate.

Shareholders will automatically have all Fund dividends and distributions reinvested in Shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless and until a shareholder elects not to participate in the dividend reinvestment plan. All correspondence concerning the Fund’s dividend reinvestment plan should be directed to the Fund in writing at the following mailing address: Pop Venture Fund c/o 12 East 49th Street, 11th Floor, New York, NY 10017. Notice of the shareholder’s election not to participate in the dividend reinvestment plan should be submitted through the Website. Please see “Dividend Reinvestment Plan” below for additional information.

Annual Repurchase Offers

The Fund is not a liquid investment. No shareholder will have the right to require the Fund to repurchase the shareholder’s Shares.

The Fund is an interval fund and, as such, has adopted a fundamental policy requiring it to make annual repurchase offers between at least 5% and 25% of the Fund’s outstanding Shares at NAV pursuant to Rule 23c-3 of the Investment Company Act (unless such offer is suspended or postponed in accordance with applicable law, as described below in “Share Repurchases - Suspension or Postponement of Repurchase Offers”). It is expected that the Fund will offer to repurchase only the minimum amount of its outstanding Shares.

The Fund will provide written notification of each repurchase offer at least twenty-one (21) and not more than forty-two (42) days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Board and will be based on facts such as market conditions and liquidity of the Fund’s assets. The Fund’s NAV will be calculated no later than the 14th day (or the next Business Day (as defined below) if the 14th day is not a Business Day) after the Repurchase Request Deadline. Payment for Shares repurchased pursuant to these offers will be made no later than seven days after the repurchase pricing date. Redemption proceeds will typically be sent by electronic funds transfer to the bank account the shareholder has linked through the Website, although we may ask you to confirm your bank account information through the Website before sending your redemption proceeds.

The Website will provide instructions for submitting repurchase requests. All repurchase requests must be submitted through the Website by the applicable Repurchase Request Deadline. See “Share Repurchases” for additional information.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the 5% repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will need to wait until the next repurchase offer to submit another repurchase request.

A shareholder who tenders some but not all its Shares for repurchase will be required to maintain a minimum Fund account balance of $25. If your account falls below $25 as a result of a repurchase request, we may redeem your entire account. This minimum may be changed or waived by the Board. Please see “Share Repurchases — Minimum Account Balance” below for additional information.

Unlisted Closed-End Fund	The Fund’s Shares are not listed on any securities exchange and you should not expect to be able to sell Shares in a secondary market transaction regardless of how the Fund performs. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional exchange-listed closed-end fund, should be considered illiquid.

An investment in Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares are not redeemable at an investor’s option. And, unlike traditional listed closed-end funds, the Shares are not listed on a securities exchange. You should consider your investment goals, time horizon, and risk tolerance before purchasing Shares.

Because the Shares are not listed on any securities exchange and are not expected to be traded in the secondary market, shareholders will not be able to dispose of their investment in the Fund except through the Fund’s annual repurchase offers, which may be oversubscribed. Accordingly, you should consider that you may not be able to sell Shares when and/or in the amount that you desire and therefore may not have access to the funds you invest in the Fund for an indefinite period of time.

Fund Administrator	The Fund has retained ALPS Fund Services, Inc. (SS&C ALPS), SS&C GIDS, Inc. and DST Asset Manager Solutions, Inc. (collectively, SS&C) (the “Administrator”) to provide it with certain administrative, fund accounting, and transfer agent services. The Administrator also serves as the Fund’s dividend reinvestment agent. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses.

Taxes

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income for each taxable year. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC.

So long as the Fund qualifies for treatment as a RIC, the Fund generally will not have to pay corporate level U.S. federal income taxes on any ordinary income or capital gains that the Fund timely distributes to holders of its Shares as dividends for U.S. federal income tax purposes.

Fund dividends generally will be characterized as ordinary dividend income or capital gains to shareholders, whether or not they are reinvested in Shares. A portion of the Fund’s dividends may be eligible for the reduced U.S. federal income tax rates applicable to “qualified dividend income” for individuals and the dividends received deduction for corporations. The Fund will inform shareholders of the amount and character of its distributions to shareholders.

If the Fund fails to qualify for treatment as a RIC, the Fund would be subject to tax as an ordinary corporation on its taxable income (even if such income and gains were distributed to its shareholders) and all distributions out of earnings and profits to shareholders would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Fiscal and Tax Year	The Fund’s fiscal year for financial reporting purposes is the 12-month period ending on June 30th. The Fund’s taxable year is the 12-month period ending June 30th (or such other taxable year as may be required under the Code).

Principal Risk Considerations

An investment in the Fund involves a high degree of risk and may involve loss of capital up to the entire amount of the shareholder’s investment. You should carefully consider the information found in the “Risks” section of this prospectus before deciding to purchase Shares. The following is a discussion of certain risks of investing in the Fund.

● The Fund is newly formed and has no operating history. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation of the Fund could create negative transaction costs for the Fund and tax consequences for investors. There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.

● The Adviser was recently formed and has no prior experience managing investment portfolios. The Adviser may be unable to successfully execute the Fund’s investment strategy or achieve the Fund’s investment objective.

● There is no public market for Fund Shares and none is expected to develop. Shares are subject to substantial restrictions on transferability. Although the Fund makes annual offers to repurchase its Shares (expected to be limited to no more than 5% of the Fund’s outstanding Shares for each such offer), these offers may be oversubscribed and there is no guarantee that you will be able to sell all the Shares you desire in any annual repurchase offer.

● While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. Investments in start-up and growth-stage private companies typically involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

● Private companies in which the Fund invests are generally not subject to SEC reporting requirements, are not required to maintain accounting records in accordance with generally accepted accounting.

principles and are not required to maintain effective internal controls over financial reporting.

● Substantially all the Fund’s investment portfolio will be illiquid investments recorded at fair value as determined in good faith in accordance with policies and procedures approved by the Board and, as a result, there may be uncertainty as to the value of Fund investments and the NAV of Fund Shares.

SUMMARY OF FUND FEES AND EXPENSES

Fees and Expenses

The following table is intended to assist you in understanding the fees and expenses that you should expect to bear, directly or indirectly, if you buy and hold Fund Shares.

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None
Annual Fund Expenses (as a percentage of average net assets attributable to Common Shares)
Management Fee[1]	2.00%
Other Expenses[2]	10.54%
Total Annual Expenses	12.54%
Fee Waiver and/or Expense Reimbursement [3]	(6.54)%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	6.00%

1.	The Investment Advisory Agreement has an initial term of two (2) years and continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a vote of either the Board or of Fund shareholders and in either case, by a vote of a majority of the Independent Trustees. Under the Investment Advisory Agreement, the Adviser is entitled to receive from the Fund a Management Fee at an annual rate equal to 2.00% of the Fund's average daily calculated NAV, payable monthly in arrears and accrued daily, based on the Fund's average daily net assets.
2.	Other Expenses are estimated for the Fund’s current fiscal year. Other expenses, include but are not limited to, custody, transfer agency and administration, accounting, legal and auditing fees and all initial and ongoing marketing expenses of the Fund.
3.	The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses to ensure that total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), do not exceed 6.00% of the Fund’s average daily net assets. The fees waived and expenses reimbursed are subject to recoupment by the Adviser within the three (3) years after the date on which the waiver or reimbursement occurred. The Fund will make repayments to the Adviser only if the recoupment does not cause the Fund’s expense ratio (after repayment is taken into account) to exceed both: (i) the Fund’s expense limitation in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense limitation. This contractual expense limitation will remain in effect for a period of one year from the effective date of the Fund’s registration statement, unless the Board approves its earlier termination upon not less than sixty (60) days’ prior written notice to the Adviser.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $1,000 in the Fund’s Shares, that your investment has a 5% annual return, and that all Fund dividends and distributions are reinvested in the Fund at NAV. The example also assumes that the Fund’s operating expenses (as described and estimated above) remain the same, except that only the first year of each period in the example takes into account the expense waiver and/or reimbursement described above.

Although your actual costs may be higher or lower, based on these assumptions and assuming you hold all of your Shares at the end of each period, your costs would be:

1 Year	3 Years
$60	$300

This example should not be considered a representation of the Fund’s future expenses, and the Fund’s actual future expenses may be greater or less than those shown. While the example assumes a 5% annual return, as required by the SEC, the Fund’s performance will vary and may result in an annual return greater or less than 5%.

For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Management — Investment Adviser and Management Contract” and “Fund Expenses.”

FINANCIAL HIGHLIGHTS

The Fund is newly organized, and its Shares have not been previously offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports, when available.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the Investment Company Act. The Fund is structured as an “interval fund” and continuously offers its Shares at NAV. The Fund was organized as a Delaware statutory trust on February 20, 2024, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund’s principal office is located at 12 East 49th Street, 11th Floor, New York, NY 10017.

USE OF PROCEEDS

The Fund intends to invest the proceeds of the continuous offering of its Shares, net of expenses (including Fund marketing costs and expenses), in accordance with the Fund’s investment objective and strategies as stated below. We anticipate that, due to nature of the private markets for the types of venture capital investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund, the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately three (3) months after receipt of the proceeds, though subject to the amount and timing of the proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies and prevailing market conditions.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering in short-term, high quality debt securities, money market securities, cash or cash equivalents, which may impact returns. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash or cash equivalents and liquid fixed-income securities and other credit instruments, meet operational needs and shareholder redemptions. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its investment strategies. The Fund will pay the Adviser the full amount of the Management Fee during any period prior to which any of the Fund assets (including any proceeds received by the Fund, from offering of Shares) are invested.

INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES

The Fund’s investment objective is to provide shareholders with current income and capital appreciation. The Fund seeks to achieve its investment objective primarily by investing in equity securities of private, operating, early-stage, mid-stage and late-stage venture companies seeking capital (“Private Companies”). Venture companies are early- through late-stage companies with high growth potential, in multiple sectors. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

Venture capital is characterized by equity investments in venture companies. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public.

Traditionally, venture capital investments have come largely from accredited “angel” investors or from venture capital firms where accredited investors and institutions pool capital into a professionally managed fund that diversifies invested capital across a portfolio of companies. Most often, these venture capital funds are privately offered and limited to institutions and high-net-worth individuals.

The Fund is intended to offer all investors an opportunity to gain exposure to a broad range of venture capital investment opportunities typically only available to institutional investors and high-net-worth individuals.

Investment Strategy

The Fund, under normal circumstances, invests at least 80% of its net assets plus borrowings for investment purposes in Private Companies. The Fund will seek to achieve its investment objective principally by seeking capital gains on its equity investments, typically in the form of common stock of Private Companies.

The investment process is built on a due diligence and qualification process driven by Pop Venture’s proprietary portfolio construction methodology and a comprehensive screening and diligence tool called the Locker which provides the Adviser with data-driven metrics, key performance indicators (KPIs), market analyses, financial models, and statistical analyses to evaluate potential opportunities. See “Investment Objective and Strategies” for more information on the Fund’s investment process and use of the Locker.

The Fund focuses on cash flow positive pre-IPO companies and will invest across all industry sectors and across geographies throughout the US. The Fund will not concentrate in any industry or sector. The Fund seeks to provide investors with returns that are non-correlated to, or independent of, the returns of the global equity and fixed income markets. The Fund’s investment process is comprised of traditional growth companies as well as companies that fall outside of the classic growth stock classification but that exhibit growth characteristics at the time of investment. The Fund defines “growth companies” as companies that have a trailing twelve-month revenue (“TTM”) that is higher than the previous twelve months, and/or, three consecutive quarters of increased revenue.

For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows (such as upon the Fund’s launch) or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in cash or cash equivalents, liquid fixed-income securities and other credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds. Due to the nature of the private markets for the types of venture investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and other market conditions, the Adviser expects that it may take up to six (6) months after the Fund’s launch for the Fund to be primarily invested in Private Companies. After this initial six (6) month period, the proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund in accordance with its investment objective and policies as soon as practicable (but within approximately three (3) months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.

The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques

Except as otherwise indicated and subject to the provisions of the Investment Company Act, the Fund may change any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its shareholders.

Fundamental and Non-Fundamental Policies

The SAI contains a list of the fundamental (those that may not be changed without shareholder approval) and non- fundamental (those that may be changed by the Board without shareholder approval) policies of the Fund under the heading “Investment Objective and Policies.”

Illiquid Securities

The Fund invests primarily in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the “Securities Act”)) and other securities that are not readily marketable. See “Risks – Closed-End Fund; Limited Liquidity of Shares; Repurchase Offers Risks.”

RISKS

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment, or that you may lose part or all of your investment. Therefore, you should consider carefully the following principal risks before investing in the Fund. The risks described below are not, and are not intended to be, a complete enumeration or explanation of all of the risks involved in an investment in the Fund and the Shares.

Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

Risk Related to our Business and Structure

No Operating History. The Fund is newly organized and has no operating history. Accordingly, the Fund does not have any historical financial statements and other operating and financial data on which potential investors may evaluate the Fund and its performance. An investment in the Fund is therefore subject to all of the risks and uncertainties associated with a recently formed business, including the risk that the Fund will not achieve its investment objective and that the value of any potential investment in Shares could decline substantially as a consequence.

The Fund’s Adviser is also recently organized, and this is the first fund investment portfolio managed by the Adviser.

Closed-End Fund; Limited Liquidity of Shares; Repurchase Offers Risks. The Fund is a non-diversified, closed- end management investment company designed for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. You should not invest in the Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund’ Shares are not listed for trading on a securities exchange and are not publicly traded. There is currently no secondary market for the Shares, and you should not rely on a secondary market developing for the Shares. Shares are subject to substantial restrictions on transferability.

Although the Fund makes annual offers to repurchase its Shares (each such offer expected to be limited to no more than 5% of the Fund’s outstanding Shares), these offers may be oversubscribed and there is no guarantee that you will be able to sell all the Shares you desire in any annual repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all, or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of a repurchase offer being oversubscribed and subject to proration, may tender more Shares than they wish to have repurchased in a particular annual period, thereby increasing the likelihood that proration will occur. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders. Additionally, in certain instances, these repurchase offers may be suspended or postponed. See “Share Repurchases.”

Annual repurchases by the Fund of its Shares typically will be funded from available cash. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. The sale of Fund assets to satisfy repurchase requests may also result in a greater amount of dividends to shareholders (including dividends consisting of short-term capital gains taxable as ordinary income to shareholders). Furthermore, diminution in the size of the Fund may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

Non-Diversified Status. The Fund is a non-diversified fund. As defined in the Investment Company Act, a non- diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Reliance on the Adviser. The Fund has no employees, and instead depends on the investment expertise, skill, and network of business contacts of the Adviser. The Fund’s success depends to a significant extent on the continued service and coordination of the Adviser’s professionals. The departure of any of the Adviser’s professionals could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, invest in, and monitor companies and investments that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process and providing competent, attentive and efficient services to the Fund depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may be unable to find or otherwise hire investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations. There can be no assurance that the Adviser will successfully implement strategies to achieve the Fund’s investment objective.

The Fund is currently the Adviser’s only significant client. Under the Expense Limitation Agreement, the Adviser is obligated to waive its Management Fee and/or reimburse Fund expenses so that the Fund’s total annual operating expenses (excluding certain items) do not exceed 6.00% of the Fund’s average daily net assets. Because the Fund is still relatively small, and incurs significant expenses, the amount of Fund expenses that the Adviser is required to pay pursuant to the Expense Limitation Agreement far exceeds the amount of Management Fees received by the Adviser.

The Adviser is required to pay out of its own assets a portion of the Fund’s expenses pursuant to the Expense Limitation Agreement, and these expenses are substantial. This represents a significant burden to the Adviser and its financial resources. There is no assurance that the Fund will grow to a size, or that Fund expenses will fall to a level that allows the Adviser to realize any profit from managing the Fund. The Adviser’s lack of profitability from managing the Fund, including its obligation to pay a portion of Fund expenses, coupled with the Fund being the Adviser’s sole significant client, negatively affects its continued ability to fulfill its obligations to the Fund under the Expense Limitation Agreement and the Fund’s management contract with the Adviser.

Affiliated Service Providers. Certain service providers to the Fund, such as CrowdCheck, and certain other advisors may also provide goods or services to or have business, personal, political, financial or other relationships with the Fund and its affiliates. Such service providers may be investors in the Fund, affiliates of the Fund or the Adviser or counterparties therewith. These relationships may influence the Fund in deciding whether to select or recommend such a service provider to perform services for the Fund (the cost of which will generally be borne directly or indirectly by the Fund). Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of the Adviser’s judgment, the evaluation of which includes, among other considerations, such service provider’s provision of services or resources that the Adviser believes to be of benefit to the Fund. In certain circumstances, service providers, or their affiliates, may charge different rates or have different arrangements for services provided to the Adviser, or its affiliates as compared to services provided to the Fund, which may result in more favorable rates or arrangements than those payable by the Fund.

Offering Risk. The Fund is relatively small. To the extent the Fund is not able to raise sufficient funds through the sale of Shares to grow to a significant extent, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and an investor could lose some or all of the value of his or her investment in the Shares. In addition, because many of the Fund’s expenses are fixed, it is anticipated that shareholders will bear a larger proportionate share of Fund expenses if the Fund does not grow to a significant extent.

Use of Proceeds. The Adviser has significant flexibility in applying the proceeds of the continuous offering of the Fund’s Shares and may use the net proceeds from this offering in ways with which you do not agree, including to market the Fund to other investors, or for purposes other than those contemplated at the time of this offering. The Adviser will use the proceeds of this offering to pay the Fund’s organizational, offering, marketing, and operating expenses, including due diligence expenses of potential new investments, which are substantial. These Fund expenses will lower the Fund’s returns. In addition, there is no guarantee that the Fund’s offering of Shares will be successful or that the Fund’s expense ratio (which in this prospectus includes several estimates) will decline in future years.

It is currently anticipated that, due to nature of the private markets for the types of direct equity investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately three (3) months after receipt of the proceeds, though subject to the amount and timing of the proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies and prevailing market conditions. Although the Fund currently intends to invest the proceeds from the sale of its Shares as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. Delays the Fund encounters in the selection, due diligence and acquisition of investments would likely limit the Fund’s ability to pay distributions and lower overall returns.

Expense Risk. The annual Fund expenses shown in the “Summary of Fund Fees and Expenses” section of this prospectus are based largely on estimates for the Fund’s current fiscal year, and the actual costs of investing in the Fund may be significantly higher than the estimated Fund expenses shown for a variety of reasons. The Fund has a higher management fee and higher annual operating expenses than most other closed-end funds.

Competition for Investment Opportunities Risk. The Fund competes with other investment companies, investment funds (including private venture capital funds), and institutional investors in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical, and marketing resources than the Fund. Some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. The Fund may lose investment opportunities if it is unable to match its competitors’ pricing, terms, and structure. Furthermore, many competitors are not registered investment companies and are thus not subject to the regulatory restrictions that the Investment Company Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Other investment funds and special purpose vehicles that the Adviser may advise in the future may invest in asset classes similar to those targeted by the Fund. As a result, the Adviser and/or its affiliates may face conflicts in allocating investment opportunities between the Fund and these other investment funds. For example, an investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including restrictions imposed by the Investment Company Act or the Fund. Should other funds or special purpose vehicles advised by the Adviser (or an affiliate of the Adviser) invest in asset classes similar to those targeted by the Fund, the Adviser intends to allocate investment opportunities to the Fund in a manner it deems to be fair and equitable over time. However, it is possible that over time the Fund would not be able to participate in certain investments made by affiliated investment funds or special purpose vehicles that it might otherwise have desired to participate in.

Potential Reliance on Projections. In selecting and monitoring Fund investments, the Adviser will from time to time rely upon projections, forecasts or estimates developed by the Adviser or by Private Companies in which the Fund is invested or is considering making an investment concerning the Private Companies’ future performance and cash flow. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. Actual events are difficult to predict and beyond the Fund’s control and may differ materially from those assumed. Some important factors which could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates and domestic and foreign business, market, financial or legal conditions, among others. Accordingly, there can be no assurance that estimated returns or projections can be realized or that actual returns or results for the Fund or its investments will not be materially lower than those estimated or targeted.

Affiliation Risk. The Fund may be precluded from investing in certain Private Companies due to regulatory implications under the Investment Company Act or other laws, rules or regulations, or may be limited in the amount it can invest in the voting securities of Private Companies, in the size of the economic interest it can have in the company, or in the scope of influence it is permitted to have in respect of the management of the company. Should the Fund be required to treat a Private Company in which it has invested as an “affiliated person” under the Investment Company Act, the Investment Company Act would impose a variety of restrictions on the Fund’s dealings with the Private Company. Moreover, these restrictions may arise as a result of investments by future clients of the Adviser or its affiliates in a Private Company. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable Private Companies for the Fund. The fact that many Private Companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued and held on the Fund’s books at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, or human error. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. When market quotations are not available, the Adviser may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Fund’s ability to value its investments and the calculation of the Fund’s NAV.

A large portion of the Fund’s investments will not be publicly traded and will not have readily available market quotations. Accordingly, the Fund’s investments will be valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. Valuations may prove to be inaccurate.

When market quotations are not readily available or are deemed to be inaccurate or unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

A substantial portion of the Fund’s assets are expected to consist of securities of private companies which are not publicly traded and for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Fund may trade with bid-offer spreads that may be significant. In addition, the Fund will hold privately placed securities for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests under the Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to dispose of investments and pay penalty taxes in order to cure a violation thereof.

The Fund’s NAV is a critical component in several operational matters including computation of advisory and services fees and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund. The Fund may need to liquidate certain investments, including illiquid investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining shareholders to the benefit of shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage shareholders whose Shares were accepted for repurchase to the benefit of remaining shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its NAV, see “Determination of Net Asset Value.”

Legal, Litigation and Regulatory Action Risk. The Fund and the Adviser and their affiliates are subject to a number of unusual risks, including changing laws and regulations, developing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities. These risks and their potential consequences are often difficult or impossible to predict, avoid or mitigate in advance, and might make some investments unavailable to the Fund. The effect on the Fund, the Adviser or any affiliate of any such legal risk, litigation or regulatory action could be substantial and adverse. In addition, any litigation may consume substantial amounts of the Adviser’s time and attention, and that time and the devotion of resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers, as well as the Website, are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the Website, the Adviser, or other Fund service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. As a result, the Fund or its shareholders could be negatively impacted.

The Website, through its third-party hosting facilities, will electronically store investors’ bank information, social security numbers, and other personally-identifiable sensitive data that is submitted through the Website. Similarly, certain Fund service providers, including the Fund’s Administrator, may process, store, and transmit such information. The Fund has procedures and systems in place that it believes are reasonably designed to protect this sensitive information and prevent data losses and security breaches. However, these measures cannot provide absolute security. Any accidental or willful security breach or other unauthorized access could cause shareholders’ secure information to be stolen and used for criminal purposes, and shareholders would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, we and the third-party hosting facilities we use may be unable to anticipate these techniques or to implement adequate preventative measures. Any security breach, whether actual or perceived, could harm the Fund’s reputation, resulting in the potential loss of investors and adverse effect on the value of a shareholder’s investment in the Fund. Further, the Fund is subject to certain anti-money laundering and know-your-customer laws and regulations, the violation of which could subject it to adverse media coverage, investigations, sanctions, remedial measures and legal expenses, all of which could materially and adversely affect the Fund and its shareholders.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s Declaration of Trust authorizes it to issue an unlimited number of Shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases Shares, the Fund expects to sell additional Shares or other classes of Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Risks Relating to Fund’s RIC Status. The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be taxed as such. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income for each taxable year. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” under the Code and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income.

Opinions and Forward-Looking Statements May Not Be Correct. This prospectus and the Fund’s marketing materials may contain many opinions and forward-looking statements about the direction and future performance of venture capital markets, the relative merits of various investment strategies and investment firms, and the capabilities and competitive strength of the Adviser and the Fund. These statements include predictions, statements of belief and expectation, and may include the use of qualitative terms such as “best-of-class,” “superior” and “top-tier.” Investors should understand that such statements represent the current views of the Adviser or other third-party sources, that other market participants might have differing views, and that the actual events, including the actual future performance of the venture capital market and venture capital secondaries and co-investment markets and the Fund could differ sharply from the opinions and forward-looking statements contained in the Fund’s prospectus and marketing materials. Any such departures could materially affect the performance of the Fund. In addition, the Adviser has not independently verified any of the information provided by third party sources and cannot ensure its accuracy. For all of the reasons set above and others, prospective investors are cautioned not to place undue reliance on opinions, statements, and performance.

Reporting Requirements. Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Risks Related to Fund Investments

Private Companies Risk. Investments in Private Companies involves a number of significant risks, including the following:

■	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which the Fund could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the reduction or loss of The Fund’s equity investment;

■	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

■	they generally have less predictable operating results, may from time-to-time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

■	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although the Adviser will perform due diligence investigations on these companies, their operations and their prospects, the Adviser may not learn all of the material information it needs to know regarding these businesses;

■	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Private Companies and, in turn, on the Fund;

■	early-stage and development-stage companies have a high rate of failure and often experience unexpected problems in the areas of product development, manufacturing, marketing, financing, and general management, which, in some cases, cannot be adequately solved; and

■	because venture capital companies rely on subsequent investors who often require additional incentives (i.e., incentives over and above those offered to current investors) to invest in the company’s securities, venture capital backed companies often issue additional classes of preferred shares at each additional funding round which may dilute the rights of common shareholders and the holders of earlier classes of preferred shares like the Fund.

■	A Private Company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize the Fund’s equity investment in such companies. The Fund may incur expenses to the extent necessary to seek recovery of the Fund’s equity investment or to negotiate new terms with a financially distressed company.

Venture Capital Marketplace Risk. The marketplace for venture capital investing has become increasingly competitive, making it difficult for us to locate an adequate number of attractive investment opportunities. Participation by financial intermediaries have increased, substantial amounts of funds have been dedicated to making investments in the private sector and the competition for investment opportunities is high. Some of the Fund’s potential competitors may have greater financial and personnel resources than the Fund. There can be no assurances that the Adviser will locate an adequate number of attractive investment opportunities. To the extent that the Fund encounters competition for investments, returns to the Fund’s investors may vary.

Market Risk. The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, an outbreak of an infectious disease may negatively affect economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of such pandemic to public health and business and market conditions, including exchange trading suspensions and closures may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance.

Minority Stake Risk. Nearly all the Fund’s investments may represent minority stakes in Private Companies. In addition, during the process of exiting investments, the Fund is likely to hold minority equity stakes if portfolio holdings are taken public. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund will invest in companies for which the Fund has no right to appoint a director or otherwise exert significant influence. In such cases, the Fund will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the Fund’s interests.

Interest Rate Risk. The values of debt instruments, including loans and bonds, usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments.

Inflation Risk. The Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of the Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change).

Portfolio Investment Failure Risk. If a significant investment in one or more companies fails to perform as expected, the Fund’s financial results could be more negatively affected, and the magnitude of the loss could be more significant than if the Fund had made smaller investments in more companies. The Fund’s financial results could be materially adversely affected if these companies or any of the Fund’s other significant companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

The Fund invests principally in the equity of Private Companies, however, the equity interests the Fund acquires may not appreciate in value and, in fact, may decline in value. In addition, the private company securities the Fund acquires are often subject to drag-along rights, which could permit other shareholders, under certain circumstances, to force the Fund to liquidate its position in a subject company at a specified price, which could be, in the opinion of the Adviser, inadequate or undesirable or even below the Fund’s cost basis. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on the investment. Further, capital market volatility and the overall market environment may preclude the Fund’s companies from realizing liquidity events and impede its exit from these investments. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. The Fund will generally have little, if any, control over the timing of any gains it may realize from its equity investments unless and until the companies in which the Fund invests become publicly traded. In addition, the companies in which the Fund invests may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on the investment.

Follow-On Investment Risk. Following an initial investment in a Private Company, the Fund may make additional investments in that Private Company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part the Fund’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of the investment. The Adviser may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. The Adviser has the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a Private Company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Adviser may elect not to make a follow-on investment because the Adviser may not want to increase the Fund’s concentration of risk, because the Adviser prefers other opportunities, or because the Fund is inhibited by compliance with the desire to qualify to maintain the Fund’s status as a RIC or lack access to the desired follow-on investment opportunity. In addition, the Fund may be unable to complete follow-on investments in its companies that have conducted an IPO as a result of regulatory or financial restrictions.

Private Companies Transfer Risk. Most of the Fund’s investments are or will be in equity or equity-related securities of Private Companies. The securities the Fund acquires in private companies are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent, may require that shares owned by the Fund be held in escrow and may include provisions in company Declaration of Trust documents, investor rights of first refusal and co-sale and/or employment or trading policies further restricting trading. In order to complete a purchase of shares the Fund may need to, among other things, give the issuer, its assignees or its shareholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. The Fund may be unable to complete a purchase transaction if the subject company or its shareholders chooses to exercise a veto right or right of first refusal. When the Fund completes an investment, the Fund generally becomes bound to the contractual transfer limitations imposed on the subject company’s shareholders as well as other contractual obligations, such as co-sale or tag-along rights. These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO, the Fund’s ability to liquidate may be constrained. Transfer restrictions could limit the Fund’s ability to liquidate its positions in these securities if the Fund is unable to find buyers acceptable to the Fund’s companies, or where applicable, their shareholders. Such buyers may not be willing to purchase the Fund’s investments at adequate prices or in volumes sufficient to liquidate the position, and even where they are willing, other shareholders could exercise their co-sale or tag-along rights to participate in the sale, thereby reducing the number of shares sellable by the Fund. Furthermore, prospective buyers may be deterred from entering into purchase transactions with the Fund due to the delay and uncertainty that these transfer and other limitations create.

Complex Capital Structure Risk. The rapidly growing Private Companies in which the Fund invests frequently have much more complex capital structures than traditional publicly traded companies and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it can be difficult to obtain financial and other information with respect to private companies, and even where the Adviser is able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior preferred shares or senior debt outstanding, which grant the holders greater rights than the Fund has, and which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when the fund has limited information with respect to such capital structures. Although the Adviser believes that it has extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that the Adviser will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a Private Company’s equity securities. Any failure on the part of the Adviser to properly evaluate the relative rights and value of a class of securities in which the Fund invests could cause the Fund to lose part or all of its investment, which in turn could have a material and adverse effect on the Fund’s NAV and results of operations.

Although the secondary marketplaces may offer an opportunity to liquidate private company investments, there can be no assurance that a trading market will develop for the securities that the Fund wishes to liquidate or that the subject companies will permit their shares to be sold through such marketplaces. Even if some of the Fund’s portfolio companies complete IPOs, the Fund is typically subject to lock-up provisions that prohibit the Fund from selling investments into the public market for specified periods of time after IPOs. As a result, the market price of securities the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO.

Venture Capital Investing Risks. While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. There generally will be little or no publicly available information regarding the status and prospects of Private Companies. In addition, in many instances, the frequency and volume of their trading may be substantially less than is typical of larger companies. As a result, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of such companies at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the lower trading volume of venture capital securities. For Private Companies will generally not be subject to SEC reporting requirements, will generally not be required to maintain accounting records in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and are generally not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the Private Companies in which the Fund invests. Many investment decisions by the Adviser will be dependent upon the ability to obtain relevant information from non-public sources, and the Adviser may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify.

Private Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the reduction or loss of the Fund’s investment. Private Companies are also more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Private Company and, in turn, on the Fund. At the time of the Fund’s investment, a Private Company may lack one or more key attributes (e.g., proven technology, marketable product, complete management team, or strategic alliances) necessary for success. In most cases, investments will be long term in nature and may require many years from the date of initial investment before disposition.

The marketability and value of each Private Company investment will depend upon many factors beyond the Adviser’s control. Private Companies may have substantial variations in operating results from period to period, face intense competition, and experience failures or substantial declines in value at any stage. The public market for startup and emerging growth companies is extremely volatile. Such volatility may adversely affect the development of Private Companies, the ability of the Fund to dispose of investments, and the value of investment securities on the date of sale or distribution by the Fund. In particular, the receptiveness of the public market to initial public offerings by the Fund’s Private Companies may vary dramatically from period to period. An otherwise successful company may yield poor investment returns if it is unable to consummate an initial public offering at the proper time. Even if a company effects a successful public offering, the Private Companies’ securities may be subject to contractual “lock-up,” securities law or other restrictions, which may, for a material period of time, prevent the Fund from disposing of such securities. Similarly, the receptiveness of potential acquirers to the Fund’s Private Companies will vary over time and, even if its investment is disposed of via a merger, consolidation or similar transaction, the Fund’s stock, security or other interests in the surviving entity may not be marketable. There can be no guarantee that any investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the Fund will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made.

Following its initial investment in a given Private Company, the Fund may decide to provide additional funds to such Private Companies or may have the opportunity or otherwise need to increase its investment in a Private Company. There is no assurance that the Fund will have the opportunity to make follow-on investments, or will have sufficient available funds to make follow-on investments. Any decision by the Fund not to make follow-on investments or its inability to make such investments may have a substantial negative effect on a Private Company in need of such additional capital or may result in a lost opportunity for the Fund to increase its participation in a successful operation.

Illiquid Investments and Restricted Securities Risk. The Fund will invest without limitation in illiquid or less liquid investments or investments for which no secondary market is readily available, or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A- eligible securities that the Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Due Diligence Risk. The Adviser seeks to conduct reasonable and appropriate analysis and due diligence in connection with investment opportunities. Due diligence may entail evaluation of important and complex business, financial, tax, accounting, environmental and legal issues.

When conducting due diligence and making an assessment regarding an investment opportunity, the Adviser relies on available resources, including information provided by the management of Private Companies, the Locker, and in some circumstances, third-party sources. The Adviser’s due diligence process may not reveal all facts that may be relevant in connection with an investment made by the Fund. Because all investments are sourced through the Locker, and the potential portfolio companies must clear diligence through the Locker, there is a risk of a limited pool of possible investments if not enough portfolio companies use the Locker. In some cases, only limited information is available about Private Companies in which the Adviser is considering an investment. The involvement of third-party advisors or consultants may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. In addition, if the Adviser is unable to timely engage third-party providers, its ability to evaluate and acquire more complex targets could be adversely affected. There can be no assurance that the due diligence investigations undertaken by the Adviser will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating a particular investment opportunity, or that the Adviser’s due diligence will result in an investment being successful.

Expedited Transactions. The Adviser may at times be required to perform investment analyses and make investment decisions on an expedited basis to take advantage of certain investment opportunities. In such cases, the information available to the Adviser at the time of an investment decision may be limited and the Adviser may not have access to detailed information regarding the investment opportunity, in each case, to an extent that may not otherwise be the case had the Adviser been afforded more time to evaluate the investment opportunity. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment.

Indemnification of Fund Investments, Managers and Others. The Fund may agree to indemnify certain investments and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of the particular company or fund. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. In accordance with the Investment Company Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

Epidemics, Pandemics, and Public Health Issues. The Adviser’s business activities as well as the activities of the Fund and its operations and investments could be materially adversely affected by continued outbreaks of disease, epidemics and public health issues in in the United States and globally.

The outbreak of a novel coronavirus and related respiratory disease (“COVID-19”) led to disruptions in local, regional, national, and global markets and economies affected thereby. The COVID-19 outbreak resulted in numerous deaths and the imposition of both local and more widespread business restrictions, labor shortages, fluctuations in consumer demand for certain goods and services, commercial disruption on a global scale, and general concern and uncertainty, all of which have caused social unrest and significant volatility in financial markets. The effects to public health, business and market conditions resulting from COVID-19 pandemic had a significant negative impact on the performance similar Fund’s investments, including exacerbating other pre-existing political, social, and economic risks. Similar consequences could arise with respect to other infectious diseases.

Limits of Risk Disclosures. The above discussions of the various risks associated with the Fund are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, SAI and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the investments in Private Companies will produce positive returns or that the Fund will achieve its investment objective.

FUND MANAGEMENT

Fund Board and Officers

The Fund’s Board provides broad oversight over the operations and affairs of the Fund and represent the interest of Fund shareholders. A majority of the Trustees are and will be persons who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

The Board periodically reviews the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. The Board also reviews the fees paid to the Adviser for its management services, as well as the overall level of the Fund’s operating expenses.

The name and business address of the Trustees and officers of the Fund, and their principal occupations and other affiliations during the past five (5) years, are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Management Contract

The Board has retained the Adviser to be the Fund’s investment adviser and manager, responsible for making investment decisions for the Fund and managing the Fund’s other affairs and business. The Adviser is recently organized, and the Fund is the first investment portfolio managed by the Adviser.

The Adviser, a Delaware limited liability company, serves as the investment adviser to the Fund and is registered as an investment adviser with the SEC under the Advisers Act. The Adviser’s address is 12 East 49th Street, 11th Floor, New York, NY 10017. The Adviser is owned by Nicole Loftus.

The Adviser is led by Nicole Loftus, who has overall responsibility for managing the Fund’s investment program. Nicole has identified, evaluated, structured, managed and monitored a wide range of prospective investments and maintains a strong network within the investment community as a result of her prior and ongoing experience.

Under an advisory contract between the Fund and the Adviser, subject to such policies as the Board may determine, the Adviser furnishes and manages a continuous investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Board, and except for the functions carried out by Fund officers, the Adviser also manages, supervises, and conducts the other affairs and business of the Fund and matters incidental thereto, and places all orders for the purchase and sale of the Fund’s portfolio investments. Under the terms of the Investment Advisory Agreement between the Adviser and the Fund, our Adviser maintains overall responsibility for the oversight and management and activities. The Investment Advisory Agreement has an initial term of two (2) years and continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a vote of either the Board or of Fund shareholders and in either case, by a vote of a majority of the Independent Trustees. The Investment Advisory Agreement may be terminated at any time, without penalty, by a vote of the Board or Fund shareholders, or the Adviser, in each case upon 60 days prior written notice to the Fund or Adviser (as applicable).

The Investment Advisory Agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser, computed and paid monthly, at an annual rate of 2.00% of the Fund’s average daily NAV (the “Management Fee”). The Adviser has contractually agreed to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) do not exceed 6.00% of the Fund’s average daily net assets. The Adviser may recoup amounts of its Management Fee waived and Fund expenses paid or reimbursed in certain circumstances. This contractual expense limitation will remain in effect for a period of one year from the effective date of the Fund’s registration statement, unless the Board approves its earlier modification or termination upon not less than sixty (60) days’ prior written notice to the Adviser. See “Fund Expenses — Expense Limitation Agreement” below for additional Information.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement will be included in the Fund’s annual report to shareholders for the period ending June 30, 2025.

Portfolio Management

The following officer of the Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title and Positions Held Over Past Five Years
Nicole Loftus	2022

Founder & CEO of Pop Venture Inc. since 2/2022. Managing Director of Pop Venture Advisers LLC since 2/2024 and Chief Investment Officer of Pop Venture Advisers LLC from 2/2024 to 4/30/2024 and since 12/24.

CEO of CrowdCheck Inc. since 12/2023.

CEO of Skin in the Game Inc. and SkinX LLC from 1/2017 to 2/2022.

The SAI provides information about compensation, other accounts managed by the portfolio managers, and ownership of Fund Shares.

Control Persons

A “control person” generally is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. As of the date of this Prospectus, the Adviser owned beneficially 100% of the value of the outstanding interests in the Fund.

DETERMINATION OF NET ASSET VALUE

The price of the Fund’s Shares is based on its NAV. The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities (including accrued fees and expenses), divided by the number of its outstanding Shares.

The Fund calculates its NAV as of the close of regular trading (4:00 p.m.  Eastern Time) on the NYSE each day the NYSE is open (each, a “Business Day”).

As discussed in further detail herein, although the Fund will determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

With respect to securities for which market values are not readily available, including securities of Private Companies and other private investments, it is the Board’s responsibility to, in good faith, determine the fair value of such securities. The Board, on behalf of the Fund, has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. Further, the Board has designated Pop Venture as the Valuation Designee. As the Valuation Designee, the Adviser has established a valuation committee and adopted procedures and guidelines pursuant to which the Adviser determines the “fair value” of a security for which market quotations are not readily available or are determined to be not reflective of market value. Under these procedures, the “fair value” of a security generally will be the amount, determined by the Adviser in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

 The Adviser has established a valuation committee to review fair value determinations pursuant to the Fund’s “Valuation Policies and Procedures” and “Valuation Guidelines.” The valuation committee will also review the value of restricted securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price is not reflective of the market value (e.g., disorderly market transactions). The Fund values investments in Private Companies and other private investments pursuant to its “Valuation Policies and Procedures” and “Valuation Guidelines” (together, the “Valuation Procedures”).

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Adviser in accordance with the Valuation Procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” may occur if the Adviser determines, in its business judgment subsequent to the close of trading on a securities primary market, but prior to the time of the Fund’s NAV calculation, that it can be reasonably expected that the event will affect the value of the assets or liabilities held by the Fund. Under the Valuation Procedures, a “significant event” affecting a single issuer might include, but is not limited to, an announcement by the issuer, a competitor, a creditor, a major holder of the issuer’s securities, a major customer or supplier, or a governmental, regulatory or self-regulatory authority relating to the issuer, the issuer’s products or services, or the issuer’s securities, and a “significant event” affecting multiple issuers might include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. A substantial portion of the Fund’s assets consist of securities of private companies for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

With respect to the Fund’s investments in Private Companies, the fair value is determined in good faith. Private Companies may be valued at purchase price or based on recent transactions. Private Company investments will be valued at purchase price initially but will held at that price only so long as the Valuation Designee believes the purchase price would be the sale price of the security in an orderly transaction between market participants as determined in accordance with ASC 820 (defined below). After such time, such investments will be valued by the Fund’s valuation consultant (the “Consultant”). The Fund does not typically receive capital account statements with respect to its investments in the equity of Private Companies. The Private Company investments, however, do provide the Adviser with regular reporting, including financial statements, pro forma budgets and general company updates, either directly or through the Locker, a comprehensive, automated screening and diligence software. As this information becomes available, the Adviser will forward such information and documentation to the Consultant. The Consultant will then perform a detailed price evaluation using its proprietary valuation methodologies. These comprehensive valuation reports prepared by the Consultant will be provided for the Valuation Committee’s consideration and approval. If the Consultant disagrees with the Valuation Designee with respect to the fair value of a holding, the Consultant will consider the Committee’s input in making its determination as to the fair value of such holdings. The valuation ascribed by the Consultant after such consideration and evaluation will be the fair value of such holdings.

When determining the price for a Fair Value Asset, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s annual audited financial statements, which are prepared in accordance with U.S. GAAP, follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under U.S. GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The three-level hierarchy for fair value measurement is defined as follows:

●	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs).

●	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

In general, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

General Valuation Information. In determining the market value of portfolio investments, the Fund may for certain investments to employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by the Adviser pursuant to the Valuation Procedures. All Fund assets and liabilities for which market quotations are not readily available held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Adviser in accordance with the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Valuation of Certain Other Assets.

Registered Funds. Shares of mutual funds (i.e., registered open-end funds), including money-market funds, are valued at their reported NAV. Shares of underlying registered exchange-traded closed-end funds or other registered ETFs will be valued at their most recent closing price.

PLAN OF DISTRIBUTION AND THE POP VENTURE WEBSITE

The Fund has entered into a Distribution Agreement and Letter Agreement (collectively, the “Distribution Agreements”) with ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, (the “Distributor”) in which the Distributor will act as the Fund’s principal underwriter and distributor of Shares on a best efforts basis, subject to various conditions. Under the Distribution Agreements, the Distributor will provide certain advertising and marketing support services to the Fund, in addition to serving as the Fund’s principal underwriter. The Distributor is not required to sell any specific number or dollar amount of the Shares. The Fund intends to exclusively offer Shares directly to potential shareholders through marketing materials reviewed and approved for public use by the Distributor and the Fund. There is no current intention to enlist a selling dealer network for the offer and sale of Fund Shares.

Shares will be available for purchase directly from the Fund and/or its Distributor via Fund’s website, or call center, all of which are accessible to potential shareholders free of charge. Pop Venture Enterprises, Inc., affiliate of the Adviser owns the Website. Neither Pop Venture Enterprises, Inc. nor the Adviser will receive fees or other remuneration for the use of the Website by the Fund or its current or potential shareholders.

The minimum initial investment for Fund Shares is $25, with a $25 minimum for subsequent investments. The Fund may waive or change these investment minimums at any time.

Getting Started — Opening an Account

A new investor may open an account with the Fund through the Website on their computer or mobile device. Only once an account has been verified and activated, may the investor purchase Shares.

The site will provide step-by-step instructions to open and fund a new account, and this application process is completed entirely through the Website. As part of this process, and prior to opening an account, the Fund will collect certain information from each investor in accordance with its anti-money laundering and know-your-customer policies and procedures.

Each investor will link their bank account to their Pop Venture account to complete the account set-up and purchase Shares. Share purchases will be funded through electronic funds transfer from the linked bank account. The Fund, through the Website, will not accept cash, credit card, convenience checks, prepaid debit cards, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase Shares. The service provider the Fund has retained to process electronic transfers from each bank account may charge investors a fee for these transfers. Please see the information provided on the Website for additional information about this fee.

The Fund will also use electronic funds transfer to transfer any redemption proceeds and cash dividends to investors. In each case, prior to the Fund sending any redemption proceeds or cash dividends, investors may be asked to verify bank account information through the Website.

The Website will keep investor’s bank information on file for future purchases and redemptions (and for payment of dividends if you elect to receive dividends in cash). When an investor opens a Fund account through the Website, it does not create a checking or other bank account relationship with the Fund or a bank.

Purchasing Shares

After opening an account on the Website, the investor may use the Website to submit orders to purchase Shares at any time. To make a same day investment, each order via the Website must be received and accepted by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m.  Eastern Time). Share purchase requests will be processed at the NAV next calculated after we accept your purchase request and subscription funds. The Website is intended to be the exclusive means through which investors may purchase Shares. During a widespread internet outage or Website failure, the investor will be unable to submit orders to purchase Shares.

Please note that the Fund may stop offering Shares completely or may offer Shares only on a limited basis, for a period of time or permanently. The Fund may also restrict, reject, or cancel purchase orders. When an investor buys Shares, it does not create a checking or other bank account relationship with the Fund or any bank. The service provider the Fund has retained to process electronic transfers from your bank account may charge a fee for these transfers. Please see the information provided on the Website for additional information about this fee.

Additional Information about the Website

Through the Website (PopVenture.com on all devices) investors may view account information, access Fund shareholder reports and NAV information, view certain Fund holdings information, buy Fund Shares, establish an automatic investment program, and submit redemption requests.

When registering to open an account through the Website, investors will be asked to accept the terms of an online agreement(s), create a user profile and establish a password for online services. Investors will be automatically enrolled for electronic delivery of Fund shareholder documents. This will allow each investor to receive electronic delivery (through the Website and via email) of the Fund’s prospectuses, annual/semi-annual reports to shareholders, and proxy statements, as well as their account(s) statements and trade confirmations, and certain other Fund notices and information. Paper copies of shareholder documents may be requested by shareholders by calling Pop Venture toll-free at 833-PopVenture or by emailing Fund@PopVenture.com. Using the Website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we and our agents follow reasonable security procedures and act on instructions, we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information and may record calls. We will refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential and verify the accuracy of your confirmation statements after you receive them. Contact us immediately at 833-PopVenture if you believe someone has obtained unauthorized access to your account or password.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. The Fund is intended solely for long-term investment by shareholders who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. You may lose part or all of the amount you invest in the Fund, and you should therefore not invest in the Fund unless you can readily bear the consequences of such loss. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. In addition, please consider carefully how the Fund’s investment strategies fit into your overall investment portfolios, because the Fund is not designed to be, by itself, a well-balanced or complete investment program for any particular investor.

The Fund’s Shares should be considered an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund and will only offer to redeem a limited portion of its Shares annually. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor should you rely on a secondary market developing in the future. You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis.

SHARE REPURCHASES

The Fund is a closed-end interval fund and, to provide limited liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for Shares exists, and none is expected to develop in the future. Consequently, and regardless of how the Fund performs, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted a fundamental policy — which cannot be changed without shareholder approval — requiring it to offer to repurchase 5% of the Fund’s outstanding Shares at NAV annually, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). All requests to repurchase Shares must be submitted through the Website, and no exceptions will be made (as discussed below under “Submitting Repurchase Requests”).

Repurchase Offer Dates and Notices

The Fund makes offers to repurchase its shares once every twelve months. Shareholders will be notified via email and text about each annual repurchase offer, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Fund’s Board and will be based on factors such as market conditions and liquidity of the Fund’s assets. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no less than twenty-one (21) days and no more than forty-two (42) days and is expected to be approximately thirty (30) days. The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase offer will be made by checks to the shareholder’s address of record or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, the regulations promulgated thereunder, and other pertinent laws. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. Rule 23c-3 under the Investment Company Act permits repurchases between 5% and 25% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer and pursuant to its fundamental policies, the Fund will offer to repurchase 5% of the total number of its Shares outstanding on the Repurchase Request Deadline.

Notice to Shareholders

Notice of each repurchase offer (“Repurchase Offer Notice”) will be given to each beneficial owner of Shares approximately 30 days (but no less than 21 and no more than 42 days) before each Repurchase Request Deadline. The notice will set forth, among other things:

●	The Repurchase Offer Amount;

●	The Repurchase Request Deadline;

●	The Repurchase Pricing Date;

●	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase;

●	The NAV of the Shares as of a date no more than seven days before the date of the Repurchase Offer Notice;

●	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline; and

●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document and may include other information shareholders should consider in deciding whether to tender their Shares for purchase.

Submitting Repurchase Requests

The Website will provide instructions for submitting repurchase requests. All requests to repurchase Shares must be submitted through the Website at or prior to the applicable Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted to the Fund in good form at any point before the Repurchase Request Deadline.

While the Website is intended to be the exclusive means through which repurchase requests may be submitted, the Fund will permit repurchase requests to be submitted manually during any period that the Website is malfunctioning or otherwise experiencing a widespread outage. If you would like to submit a repurchase request but are unable to do so because the Website is not working or is malfunctioning, please call us toll-free at 1-833-767-8368 for information about how you may submit your repurchase request outside the Website.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next Business Day if the 14th day is not a Business Day). Payment for all Shares repurchased pursuant to these offers will be made not later than seven days after the Repurchase Pricing Date and will typically be sent by electronic funds transfer to the bank account you have linked through the Website (although we may ask you to confirm your bank account information through the Website before sending any redemption proceeds).

The Fund’s NAV per Share may change materially between the date a Repurchase Offer Notice is issued and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates its NAV is discussed above under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain more recent NAV information through the Website.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Fund shareholders. Any such suspension would require the approval of a majority of the Board (including a majority of the Independent Trustees) in accordance with Rule 23c-3 of the Investment Company Act. The Fund does not presently expect any of the foregoing conditions to occur in its normal operations.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board will set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund (expected to be 5% of the Fund’s outstanding Shares for each repurchase offer). In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

In the event there is an oversubscription of a repurchase offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. However, pursuant to Rule 23c-3(b)(5)(i) of the Investment Company Act, the Fund may accept all Shares tendered for repurchase by shareholders who own fewer than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In such cases, the Fund will confirm with such shareholder actually owns fewer than 100 Shares. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. If shareholders tender less than the Repurchase Offer Amount, the Fund will repurchase only those Shares offered for repurchase and shall not repurchase any other Shares.

If any Shares that you wish to tender to the Fund are not repurchased because of proration (i.e., because the repurchase offer was oversubscribed), you will need to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase offer, increasing the likelihood of proration.

There is no assurance that you will be able to have your Shares repurchased when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes a Repurchase Offer Notice until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer (expected to be 5%). The Fund may be required to liquidate investments, including at a time when it may not be advantageous to do so, in order to meet these liquidity requirements, which could cause the Fund to realize losses. The Fund is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

Minimum Account Balance

If you tender some but not all of your Shares for repurchase, you will be required to maintain a minimum Fund account balance of $25 after giving effect to the repurchase. If the value of your Fund account falls below $25 as a result of you tendering a portion of your Shares for repurchase, the Fund may repurchase all of your remaining Shares at any time without notice and send you the proceeds. You may incur a tax liability as a result of the Fund repurchasing your Shares.

The Board may change this account minimum balance requirement from time to time or waive this minimum in whole or in part.

BORROWING

The Fund is permitted to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy requests from shareholders pursuant to the annual repurchase offers and otherwise to provide the Fund with temporary liquidity.

The amount that the Fund may borrow will be limited by the provisions of Section 18 of the Investment Company Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the Investment Company Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the Investment Company) of at least 300%. If the Fund does borrow, interest on the amount borrowed by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33⅓% of the Fund’s gross asset value.

DISTRIBUTIONS

Following the disposition by the Fund of securities of Private Companies, the Fund will make cash distributions of the net profits, if any, to shareholders (subject to the Fund’s dividend reinvestment plan, as described below) once each fiscal year at such time as the Board determines in its sole discretion (or more often at such times determined by the Board, if necessary for the Fund to maintain its status as a RIC and in accordance with the Investment Company Act). The Fund intends to establish reasonable reserves to meet Fund obligations prior to making distributions.

DIVIDEND REINVESTMENT PLAN

The Fund operates under a dividend reinvestment plan administered by the Fund’s Administrator. Pursuant to the plan, any distributions by the Fund to its shareholders, net of any applicable U.S. withholding tax, will be reinvested in Shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Fund by submitting electronic notice via the Website. Such electronic notice must be received by the Fund at least 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s distributions to shareholders are reinvested in full and fractional Shares as described below.

If the Board of the Fund declares a distribution, the Shareholder will receive additional authorized Shares from the Fund. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share as of the date of such distribution.

The Adviser, on behalf of the Fund, will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records.

Neither the Administrator nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Matters” below for additional information.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to, and additional information may be obtained from, the Pop Venture Fund c/o 12 East 49th Street, 11th Floor, New York, New York 10017.

If you elect to receive dividends in cash (as described above), the Fund will typically transfer any Fund dividends through electronic funds transfer to the bank account you have linked to your Fund account through the Website (although we may ask you to confirm your bank account information through the Website before sending any cash dividends).

DESCRIPTION OF THE FUND AND ITS SHARES

The Fund is a statutory trust organized under the laws of the State of Delaware. The Fund is authorized to issue an unlimited number of Shares.

The Fund currently offers one class of Shares. All such Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Except as permitted by the Fund’s interval structure, no shareholders have the right to require repurchase of any Shares by the Fund or to tender Shares to the Fund for repurchase. See the section “Share Repurchases” above.

The Fund’s Declaration of Trust provides that the Board may authorize one or more classes of Shares, with Shares of each such class or series having such preferences, voting powers, terms of repurchase, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine. The Board does not have current plans to offer additional classes of Fund Shares but may in the future.

Each whole Share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund may be terminated at any time by the action of a majority of the Trustees without shareholder vote or consent. Upon termination of the Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund as may be determined by the Trustees, shareholders are entitled to share ratably in all remaining assets of the Fund (except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of the Shares).

The Fund’s Declaration of Trust provides that the Court of Chancery of the State of Delaware or, if that court does not have subject matter jurisdiction, any other court in the State of Delaware with subject matter jurisdiction, shall be the sole and exclusive forum for any claim, suit, action or proceeding in the right of any Fund shareholder seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Fund’s Declaration or the Trust, any series or class or any Shares, including any claim of any nature against the Fund or the Fund’s Trustees or officers. The Fund’s Declaration of Trust further provides that, notwithstanding the foregoing, the U.S. Federal District Courts will be the exclusive forum for causes of action arising under the federal securities laws (other than where the Fund, at its sole discretion, selects or consents to the selection of an alternative forum).

These exclusive forum provisions may increase costs for a Fund shareholder to bring a claim or may prevent a shareholder from bringing a claim in a judicial forum that the shareholder finds convenient or favorable. Further, the enforceability of the provision requiring actions under federal securities laws be brought in U.S. Federal District Courts is questionable. If a court were to find the forum selection provisions contained in the Declaration of Trust to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.

The Fund’s Declaration of Trust also requires that a shareholder’s right to a jury trial be waived to the fullest extent permitted by law in any claim, suit, action, or proceeding brought in the Superior Court of the State of Delaware. This waiver of a jury trial may limit a shareholder’s ability to litigate a claim in a manner that is more favorable to the shareholder.

As of January 7, 2025, the following number of Shares of the Fund were authorized for registration and outstanding:

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding
Shares of Beneficial Interest	Unlimited	None	$100,000

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees or (ii) at any meeting of the shareholders by a vote of at least two-thirds of the total combined net asset value of shares outstanding. The affirmative vote of a majority of shares outstanding and entitled to vote is required to elect Trustees in a Contested Election (as defined in the Bylaws). The affirmative vote of at least 75% of the outstanding shares of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company (unless such conversion has been approved by a majority of the Trustees, in which case the Investment Company Act shall govern whether and to what extent a vote of the shares shall be required to approve such conversion and related actions). The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust and Bylaws on file with the SEC for the full text of these provisions.

The Delaware Control Share Acquisition Statute applies to any closed-end fund organized as a Delaware statutory trust and listed on a national securities exchange. Since the Fund is not listed in a national securities exchange the statute does not apply. Some uncertainty around the general application under the Investment Company Act of state control share statutes exists as a result of recent federal and state court decisions that have held that certain control share by-laws and the opting in to certain state control share statutes are inconsistent with the Investment Company Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries. The no-action position expressed in the SEC staff statement on Control Share Acquisition Statutes dated May 27, 2020 does not extend to the Fund’s specific circumstances (i.e., a closed-end fund organized in a state that does not have a control share acquisition statute specifically applicable to the Fund).

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Fund’s Declaration of Trust and Bylaws, each as amended, both of which are on file with the SEC.

Summary of Certain Provisions of the Declaration of Trust

The summary below is a synopsis of certain provisions contained in the Fund's Declaration of Trust. Shareholders should refer to the Declaration of Trust for further information. Defined terms have the meanings contained in the Declaration of Trust.

Derivative Actions

The Declaration of Trust requires, within Section 8.9 of Article VIII, that before bringing any derivative action on behalf of the Fund, Shareholders must have made a written demand to the Trustees requesting that they cause the Fund to file the action itself. Shareholders should refer to Section 8.9(a)(iii) for the requirements of such written demand.

The Declaration of Trust further provides that at least 10% of the Shareholders of the Fund must join in bringing the derivative action, and also provides that if the demand has been properly made under the terms of the Declaration of Trust, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Fund, the demand shall be rejected and the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. The Declaration of Trust provides that a Complaining Shareholder whose demand is rejected in this manner shall be responsible, jointly and severally, for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the Funds consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. Finally, the Declaration of Trust provides that in addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, each Shareholder agrees that any claim that affects all Shareholders of the Fund equally, that is, proportionately based on their number of Shares in the Fund, as well as any claim where the matters alleged (if true) would give rise to a claim by the Fund, must be brought as a derivative claim subject to Section 8.9 irrespective of whether such claim involves a violation of the Shareholders' rights under the Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim. These provisions do not apply to claims arising under the federal securities laws.

FUND EXPENSES

Fund Expenses

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or have incurred expenses in connection with their management of the Fund.

In addition to the Management Fee paid by the Fund to the Adviser, Fund expenses may include, but are not limited to:(i) interest and taxes related to the Fund’s operations and purchase and sale of Fund assets; (ii) fees and expenses related to the formation of the Fund, the offering of the Fund’s shares, including Fund marketing costs and expenses, and the admission of investors in the Fund; (iii) fees and expenses related to the formation and operation of any subsidiaries of the Fund; (iv) fees and expenses related to the investigation and evaluation of Fund investment opportunities (whether or not consummated); (v) fees and expenses related to the acquisition, ownership, management, financing, hedging of interest rates on financings, or sale of portfolio investments; (vi) travel costs associated with investigating and evaluating investment opportunities (whether or not consummated) or making, monitoring, managing or disposing of portfolio investments; (vii) Fund costs of borrowings; (viii) costs of any third parties retained to provide services to the Fund, including costs and fees of the Fund’s Administrator, Custodian, independent registered public accounting firm, and legal counsel; (ix) premiums for fidelity and other insurance coverage requisite to the Fund’s operations; (x) fees and expenses of the Fund’s Independent Trustees (including compensation of the Independent Trustees); (xi) legal, audit and fund accounting expenses; (xii) custodian and transfer agent fees and expenses; (xiii) expenses incident to the repurchase of the Fund’s shares; (xiv) fees and expenses related to the registration under federal and state securities laws of Fund Shares; (xv) expenses of printing and mailing Fund prospectuses, reports, notices and proxy material to shareholders of the Fund; (xvi) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xvii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and Trustees with respect thereto. The Fund may need to sell Fund investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

The Fund’s fees and expenses, which are substantial, will decrease the net profits or increase the net losses of the Fund.

The Adviser will bear all of its own ordinary and usual office overhead expenses (including expenses such as office rent) in connection with the Adviser’s performance of its duties to the Fund, and the salaries or other compensation of the employees of the Adviser.

Expense Limitation Agreement

The Fund has entered into an Expense Limitation Agreement pursuant to which the Adviser has agreed to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 6.00% of the Fund’s average daily net assets.

The Adviser is entitled to seek reimbursement from the Fund of Management Fees waived and/or Fund expenses paid or reimbursed by the Adviser for a period ending three (3) years after such waiver, payment or reimbursement; provided that the reimbursement paid by the Fund to the Adviser do not cause the Fund’s Operating Expenses to exceed the expense limitation that was in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or to exceed any expense limitation in place at the time the Fund reimburses the Adviser.

This contractual expense limitation will remain in effect for a period of one year from the effective date of the Fund’s registration statement, unless terminated earlier by the Fund’s Board upon not less than sixty (60) days’ written notice to the Adviser.

TAX MATTERS

The following is a brief summary of certain U.S. federal income tax considerations applicable to the Fund and to an investment in Fund Shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Shares. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, investors subject to Section 1061 of the Code, pension plans and trusts and financial institutions. This summary assumes that investors hold Fund Shares as capital assets (within the meaning of the Code). This summary is based on the Code, U.S. Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this summary. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of Fund Shares who is for U.S. federal income tax purposes:

●	A citizen or individual resident of the United States;

●	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	A trust, if a court in the United States has primary supervision over its administration and one or more;

●	U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” generally is a beneficial owner of Fund Shares that is not a U.S. shareholder and not a partnership.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Fund Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.

Tax matters are complicated and the tax consequences to an investor of an investment in Fund Shares will depend on the facts of his, her or its particular situation. We strongly encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated as, and intends to qualify annually as, a RIC under Subchapter M of the Code.

In order to qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, the Fund must, among other things

(i)	distribute to its shareholders, for each taxable year, at least 90% of the sum of its “investment company taxable income” (as that term is defined in the Code without regard to the deduction for dividends paid), which is generally Fund ordinary income, plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, plus net tax-exempt income, if any, for such year (the “Annual Distribution Requirement”).

(ii)	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) revenue from interests in

“qualified publicly traded partnerships” (as defined in the Code) (the “90% Income Test”); and

(iii)	diversify its holdings so that, at the end of each quarter of the taxable year,

a.	at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and

b.	not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two (2) or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code) (the “Diversification Tests”).

In general, for purposes of the 90% Income Test described in (ii) above, income derived by a Fund from a partnership (other than qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

For purposes of the Diversification Test described in (iii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the Diversification Tests in (iii)(b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the Diversification Tests.

The Fund’s intention to qualify for treatment as a RIC may therefore negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

The Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’ status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous. If the Fund is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for tax treatment as a RIC.

If the Fund qualifies as a RIC, then the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-

term capital gains over net short-term capital losses), if any, that it distributes (or is deemed to distribute) to Fund shareholders in a timely manner, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to Fund shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income, unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the amount by which the Fund’s capital gains exceed its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year, and (iii) any income and gains recognized, but not distributed, from previous years on which the Fund paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the Fund intends to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, the Fund may not be successful in avoiding entirely the imposition of this tax. In that case, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be a “C corporation” under the Code and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Taxation of Distributions to U.S. Shareholders

Fund distributions generally are taxable to U.S. shareholders as either dividend income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as ordinary income to U.S. shareholders. Distributions of the Fund’s net capital gains (which is generally net long-term capital gains in excess of net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains, includable in net capital gain and taxed to individuals at a reduced rate. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to the U.S. shareholder.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any, will be taxed in the hands of individuals at the rates applicable to long-

term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level. The Fund may elect to retain any net capital gains or a portion thereof for investment and be subject to U.S. federal income tax at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed net capital gains in a notice to Fund shareholders. In such instance, each shareholder will be treated as having received a distribution of the pro rata share of such net capital gain, with the result that each shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable U.S. federal income tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of U.S. federal income tax paid by the Fund on the net capital gain; and (iii) increase the tax basis for Fund Shares held by such shareholder by an amount equal to the deemed distribution less the tax credit.

For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, in which case the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of Shares, less certain deductions. Prospective investors in Fund Shares should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of Shares.

Sale, Exchange or Repurchase of Shares

The repurchase, sale or exchange of Fund Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the shareholder has held the Shares for more than 12 months. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed under the Code’s “wash sale” rule if other substantially identical Shares of the Fund are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

Shareholders who tender all of the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the Shares it holds or is deemed to hold, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares (but not below zero), and thereafter as capital gain. Where a shareholder whose Shares are repurchased is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements to qualify for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Taxation of Fund Investments

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”), such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. The Fund may also have to include in taxable income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement even though the Fund will not have received a corresponding cash payment. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.

Certain Fund investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert long-term capital gain into short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. The Adviser will monitor Fund transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to Fund shareholders.

Equity investments by the Fund in certain PFICs (defined below) could potentially subject the Fund to a U.S. federal income tax or other charges (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is able to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances. A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Taxation of Non-U.S. Shareholders

Whether an investment in Fund Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Fund Shares by a non-U.S. shareholder may have adverse tax consequences and may not be appropriate for non-U.S. shareholders. Non-U.S. shareholders should consult their tax advisers before investing in Shares.

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a non-U.S. shareholder to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) capital gain dividends or (3) distributions treated as a return of capital with respect to such foreign shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a non-U.S. shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible but is not required to do so. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to foreign shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to non-U.S. shareholders other than capital gain dividends, interest-related dividends and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of the Fund or on capital gain dividends, interest-related dividends and short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests”

apply to the non-U.S. shareholder’s sale of Shares of the Fund or to the capital gain dividend the non-U.S. shareholder received).

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding. Foreign shareholders should consult their tax advisors in this regard.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity related to such holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their Shares, beneficial owners could be subject to this 30% withholding tax with respect to dividends paid in respect of Shares. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Fund Shares.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the U.S. Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and capital gain dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA.

Shareholder Reporting with Respect to Foreign Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

CERTAIN ERISA MATTERS

Because the Fund is registered as an investment company under the Investment Company Act, the Fund’s assets will not be considered to be “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and neither the Adviser nor the Trustees will be considered fiduciaries of any shareholder under ERISA.

CERTAIN FUND SERVICE PROVIDERS

Administrator

The Fund has entered into a Services Agreement with ALPS Fund Services, Inc. (SS&C ALPS), SS&C GIDS, Inc. and DST Asset Manager Solutions, Inc. (collectively, SS&C) (the “Administrator”) under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services (including computing the Fund’s NAV) and assisting the Fund with regulatory filings, tax compliance and other oversight activities.

For its fund accounting, regulatory and administrative services, the Fund pays a fee equal to 0.100% on the first $500 million of the Fund’s net assets, 0.080% on the next $500 million of the Fund’s net assets, and 0.060% on the Fund’s net assets over $1 billion, subject to certain minimum payments, as well as certain other fixed fees. The Fund also reimburses the Administrator for certain out-of-pocket expenses and also pays the Administrator a fee for transfer agency, tax preparation, compliance and reporting services. The Administrator is paid out of the assets of the Fund, and therefore these fees and expenses will decrease the net profits or increase the net losses of the Fund. The fees paid to the Administrator and the other terms of the Services Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The principal business address of the Administrator is 1290 Broadway, Suite 1000, Denver, CO 80203.

Custodian

UMB Bank, N.A. serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the UMB Bank, N.A. or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. UMB Bank, N.A.’s principal business address is 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Cleveland, OH 44115, is the Fund’s independent registered public accounting firm.

Legal Counsel

Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, acts as legal counsel to the Fund and to the Adviser.

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number ● Account transactions ● Account balances ● Transaction history ● Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

QUESTIONS?	Call or visit fund website

WHO WE ARE
Who is providing this notice?	The Pop Venture Fund
WHAT WE DO
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

Why can’t I limit all sharing?	Federal law gives you the right to limit only: ● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you ● Sharing for non-affiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

THE POP VENTURE FUND

STATEMENT OF ADDITIONAL INFORMATION

Subject to completion, dated January 22, 2025

January [ ], 2025

12 East 49th Street

11th Floor

New York, New York 10017

833-767-8368

This Statement of Additional Information (“SAI”) of The Pop Venture Fund (the “Fund”) is not a prospectus. You should read this SAI in conjunction with the Fund’s Prospectus, dated January [ ], 2025 (the “Prospectus”), as revised from time to time, prior to purchasing Fund shares.

A free copy of the Fund’s current Prospectus is available on Fund’s Website at PopVenture.com. You can also obtain a free copy of the Fund’s Prospectus by calling us toll-free at 833-PopVenture or 833-767-8368. The Fund’s Prospectus and other information about the Fund is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Capitalized terms used but not defined in this SAI have the meanings given to them in the Fund’s Prospectus. References in this SAI to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

TABLE OF CONTENTS

Page

GENERAL INFORMATION AND HISTORY	1

INVESTMENT OBJECTIVE AND POLICIES	1
Fundamental Policies	1
Non-Fundamental Policies	3

MANAGEMENT OF THE FUND	3
Trustees and Officers	4
Board Leadership and Structure	7
Board Standing Committees	7
Trustee Qualifications	9
Trustee Ownership of Fund Shares	10
Trustee Compensation	10
Contacting the Fund’s Trustees	11
Indemnification of Trustees and Officers	11
The Fund’s Adviser	12
Advisory Agreement	12
Management Fee	13
Portfolio Management and Team	13
Code of Ethics	14
Proxy Voting Policies	14

FUND EXPENSES	14
Expense Limitation Agreement	15

PORTFOLIO TRANSACTIONS AND BROKERAGE	16

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	16

ADMINISTRATOR	16

CUSTODIAN	17

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

FISCAL YEAR	17

REGISTRATION STATEMENT	17

FINANCIAL STATEMENTS	18

APPENDIX A – PROXY VOTING POLICIES	27

i

GENERAL INFORMATION AND HISTORY

The Fund is registered under the Investment Company Act as a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund was organized as a Delaware statutory trust on February 20, 2024, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund has no operating history.

The Fund currently offers one class of shares of beneficial interest in the Fund (“Shares”). The Fund may offer additional Share classes in the future, subject to obtaining an exemptive order from the SEC. The Fund may suspend its offering of Shares at any time and may refuse any order to purchase Shares.

Each Share has one vote, with fractional Shares voting proportionally. The Shares are not listed on any securities exchange, there is currently no secondary market for the Shares, and potential shareholders should not rely on a secondary market developing in the future for the Shares. Shareholders will not have the right to redeem their Shares. However, as described in the Prospectus, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

The Fund’s Board of Trustees (the “Board”) (each member of the Board, a “Trustee”) has overall responsibility for monitoring and overseeing the Fund’s management and operations. Pop Venture Advisers LLC is the Fund’s investment adviser (the “Adviser”).

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and principal investment strategies, along with the principal risks associated with these investment strategies, are set forth in the Fund’s Prospectus. Certain additional information regarding the Fund’s investment program is set forth below.

Fundamental Policies

As fundamental investment policies, which may not be changed without the affirmative “vote of a majority of the outstanding voting securities” (discussed below) of the Fund. The Fund will not:

1.	Concentrate its investments in a particular industry, as “concentrate” is used in the Investment Company Act. The Fund may invest, without limitation, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2.	Borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	Issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under certain federal securities laws.

5.	Make loans except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

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6.	Purchase or hold real estate, except that the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments (including interests in Private Companies).

7.	Engage in short sales, purchases on margin and the writing of put and call options except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Purchase or sell physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief or unless otherwise acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing and selling foreign currency, options, swaps, futures and forward contracts and other financial instruments and contracts, including those related to indexes, and options on indices, and the Fund may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts. For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

In addition, as a fundamental policy, the Fund will offer to repurchase no less than 5% and not more than 25% of its outstanding Shares at net asset value every twelve months, unless suspended or postponed in accordance with Rule 23c-3 under the Investment Company Act, as may be amended from time to time. Each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

The Investment Company Act provides that a “vote of a majority of the outstanding voting securities” of an investment company means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the investment company, or (2) 67% or more of the investment company’s shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

Important Considerations Regarding the Fund’s Fundamental Policies. The following are not considered to be part of the Fund’s fundamental policies and, therefore, are subject to change without shareholder approval.

With respect to the Fund’s fundamental policy regarding industry concentration (policy #1, above), the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) constitutes concentration. The policy set forth in #1 above will be interpreted to refer to concentration as that term may be interpreted from time to time. The Fund does not apply this policy restriction to (a) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (b) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. For purposes of determining an issuer’s industry classification, the Adviser determines

 2

the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, which may include relevant third-party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in Fund shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories. This policy also will be interpreted to give broad authority to the Adviser as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in policy #2 above, the Investment Company Act, including the rules and regulations thereunder, generally prohibits the Fund from borrowing money (other than certain temporary borrowings) unless immediately after the borrowing the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. The policy in #2 above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and interpretations by the SEC and its staff, and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act and interpretations by the SEC and its staff. Under the Investment Company Act, the Fund may not issue senior securities representing stock unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the Fund’s outstanding senior securities representing stock, plus the aggregate amount of any senior securities representing indebtedness. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

For purposes of the Fund’s fundamental policies, all percentage limitations on investments will apply at the time of the making of an investment and will not be deemed violated unless an excess or deficiency occurs immediately after and as a result of such investment.

Non-Fundamental Policies

The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes, in Private Companies. The Fund may change this policy without the approval of shareholders upon sixty (60) days prior written notice to shareholders.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund’s Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the members of the Board are and will be persons who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act, each, an “Independent Trustee” and, collectively, the “Independent Trustees”) of the Fund or the Fund’s Adviser. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by shareholders. Subject to the provisions of

 3

Delaware law and the Fund’s Agreement and Declaration of Trust, the Trustees will have all powers necessary and convenient to carry out this responsibility.

Trustees and Officers

The charts below identify the Fund’s Trustees and officers as of the date of this SAI. The address of each Trustee and Fund officer is c/o The Pop Venture Fund, 12 East 49th Street, 11th Floor, New York, NY 10017.

Name, Year of Birth, Position(s) held with the Fund and Length of Service(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee in the Past 5 Years
Independent Trustees
Maryann Bruce, 1960, Trustee and Chair of the Board since 2024	President of Turnberry Advisory Group (consulting) since 10/2007.	1

Independent Director & Chair of Enterprise Risk Oversight Committee of Amalgamated Bank (NASDAQ: AMAL) since 8/2018.

Chair of the Board of Wrestle Like a Girl (non-profit organization) since 1/2020.

Chair of the Board of Trustees of C200 Foundation (non-profit organization) since 1/2023.

Independent Director & Chair of Governance & Nominating Committee of NextPoint Financial (TSX: NPF.U) from 1/2023 to 11/2023.

Board of Trustees (Committee of the Whole) of PNC Funds from 10/ 2016 to 8/2018.

 4

Name, Year of Birth, Position(s) held with the Fund and Length of Service(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee in the Past 5 Years

Julie C. Miller, 1957, Trustee since 2025	Partner at Holthouse Carlin & Van Trigt LLP (public accounting firm) since 10/2006. Trustee and President of Sam Simon Charitable Giving Foundation and its wholly owned entities Coconino, Inc, The Sam Simon Charitable Foundation and the Sam Simon Feeding Families Foundation since 3/2015.	1	Board member and former Board Chair of KIPP SoCal (non-profit organization) since 6/2015. Independent Trustee of City National Rochdale Funds Complex since 1/2020.
Shelley Y. Simms, 1968, Trustee since 2024	General Counsel & Chief Compliance Officer of Xponance, Inc. (registered investment adviser) since 8/2004. Chief Compliance Officer of Xponance Alts Solutions, LLC (registered investment adviser) since 9/2021.	1

Independent Trustee of City National Rochdale Funds Complex since 9/2023.

Independent Director of 1st Colonial Bank (OTC: FCOB) & 1st Colonial Bancorp since 7/2021.

Independent Trustee of Byerschool Foundation (non-profit foundation) since 10/2022.

Interested Trustee
Nicole Loftus, 1970(3), President, Chief Executive Officer and Chief Investment Officer of	Founder & Chief Executive Officer of Pop Venture Inc. since 2/2022. Managing Director of Pop Venture Advisers LLC	1	None

 5

Name, Year of Birth, Position(s) held with the Fund and Length of Service(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee in the Past 5 Years
The Pop Venture Fund since 2024	since 2/2024. Chief Investment Officer of Pop Venture Advisers LLC from 2/2024 to 4/30/2024 and since 1/2025.

Chief Executive Officer of CrowdCheck Inc. since 12/2023.

Chief Executive Officer of Skin in the Game Inc. and SkinX LLC (angel investment groups) from 1/2017 to 2/2022.

(1)	Each Trustee serves for an indefinite term, until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence, or other incapacity to perform the duties of the office.

(2)	The “Fund Complex” consists of the Fund only.

(3)	Nicole Loftus is an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the Investment Company Act) based on her positions with the Adviser and Pop Venture, Inc. and because she is the owner of the Adviser.

Additional Officers of the Fund

Name, Year of Birth, Position(s) Held with Fund	Length of Service with the Fund	Principal Occupation(s) During the Past 5 Years
Susan Dumont, 1971, Principal Financial Officer and Principal Accounting Officer of the Fund	Since 2024	CEO of DuMont Consulting, LLC since 12/2019. Chief Compliance Officer of Glen Eagle Advisors, LLC from 12/2019 to 4/2024.

 6

Name, Year of Birth, Position(s) Held with Fund	Length of Service with the Fund	Principal Occupation(s) During the Past 5 Years
Alexander Morgan, 1989, Chief Compliance Officer of the Fund	Since 2025

Director at SS&C Registered Fund Services since 11/2024.

Vice President – Compliance at Northern Trust Asset Management from 11/2020 to 11/2024.

Lead Compliance Analyst at Transmerica from 5/2019 to 11/2020.

As of December 31, 2024, the none of the Trustees and officers of the Fund owned any of the Fund’s outstanding Shares other than Nicole Loftus who, directly, and indirectly through her ownership in the Adviser’s parent company, beneficially owned $50,001 – $100,000 of Fund Shares as of December 31, 2024.

Board Leadership and Structure

The Board is currently comprised of four Trustees, three of whom are Independent Trustees, which means they are not interested persons of the Fund or of the Fund’s Adviser. The Chair of the Board is Maryann Bruce. The Board meets periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with the Fund’s activities. An Independent Trustee currently serves as Chair of the Board.

Board Standing Committees

The Board will establish three standing committees to facilitate the Trustees’ oversight of the management of the Fund: an Audit, Compliance, and Risk Committee and a Nomination, Governance, and Compensation Committee. Each committee is chaired by an Independent Trustee. The scope of each committee’s responsibilities is discussed in greater detail below:

●	Audit, Compliance, and Risk Committee (the “Audit Committee”). The Audit Committee’s responsibilities include, but are not limited to, assisting the Board’s oversight of the preparation of the Fund’s financial statements and internal audit functions, and evaluating and reviewing all matters pertaining to the Fund’s independent auditors, including their independence and certain aspects of risk oversight and compliance matters. The Audit Committee discharges this oversight by meeting periodically with the Fund’s management and with the Fund’s independent auditors, and by keeping current on industry developments.

The Audit Committee will be comprised of the Fund’s three Independent Trustees. Julie C. Miller currently serves as Chair of the Audit Committee. Because the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.

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A copy of the charter of the Audit Committee is available in print to any shareholder who requests it.

Nomination, Governance, and Compensation Committee. The Nomination, Governance, and Compensation Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as Trustees on the Board; (ii) identifying possible candidates to become members of the Board in the event that a Trustee position is vacated or created, and/or in contemplation of a shareholders’ meeting at which one or more Trustees are to be elected; (iii) considering and evaluating such candidates and recommending Trustee nominees for the Board’s approval; and (iv) considering and evaluating nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nomination, Governance, and Compensation Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

Shareholders who wish to recommend a nominee to serve as a Trustee on the Board should send nominations to the Secretary of the Fund. Shareholder nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must also be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Fund shareholders. The Nomination, Governance, and Compensation Committee may also request additional information deemed reasonably necessary for the Nomination, Governance, and Compensation Committee to evaluate such nominee. The Nomination, Governance, and Compensation Committee will consider nomination recommendations by Fund shareholders for up to one year from receipt.

In addition, the Nomination, Governance, and Compensation Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Fund to Board members.

The Nomination, Governance, and Compensation Committee will be comprised of the Fund’s three Independent Trustees. Shelley Y. Simms currently serves as Chair of the Committee. Because the Fund is newly organized, the Nomination, Governance, and Compensation Committee did not meet during the prior fiscal year.

A copy of the charter of the Nomination, Governance, and Compensation Committee is available in print to any shareholder who requests it.

The Board has determined that this committee structure allows it to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of the Fund’s Adviser, the Board regularly receives reports regarding Fund investment risks and compliance risks. The Board’s committee structure allows its separate committees to focus on different aspects of these risks and their potential impact on the Fund, and to discuss with the Fund’s Adviser how it monitors and controls such risks. The Board has adopted a written charter for each Committee. The Board reviews its leadership and committee structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

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Trustee Qualifications

The Board has determined that each Trustee is qualified to serve as a Trustee of the Fund, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Trustee, including those listed in the table above and those summarized below. Among the Qualifications common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Adviser and other Fund service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his or her duties effectively has been attained through the individual’s business and professional experience and accomplishments and the individual’s educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

The following is a brief summary of certain Qualifications of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Independent Trustees

Maryann Bruce

Maryann Bruce is an Independent Trustee of the Fund and has served as president of Turnberry Advisory Group since October 2007. She has also served as the Independent Director and Chair of the Enterprise Risk Oversight Committee of Amalgamated Bank since August 2018. She is the former Independent Director and Chair of the Governance & Nominating Committee of NextPoint Financial, and the former Chair of the Board of Trustees for non-profit organizations Wrestle Like a Girl and C200 Foundation. She is a former Board of Trustees’ member of PNC Funds. Maryann Bruce has a proven track record of success in each of her management roles. Her experience in risk management and audit, and service on boards of registered investment companies makes her well qualified to serve on the Board.

Julie C. Miller

Julie C. Miller is an Independent Trustee of the Fund. She has served as a partner at the public accounting firm Holthouse Carlin & Van Trigt LLP since October 2006. She has also served as Trustee and President of Sam Simon Charitable Giving Foundation and its wholly owned entities Coconino, Inc. The Sam Simon Charitable Foundation and the Sam Simon Feeding Families Foundation since March 2015. She previously was a partner in the business management firm of Kaufman, Bernstein, Oberman, Tivoli & Miller, LLC. She is a member of the board of non-profit charter school organization KIPP SoCal and previously served on the executive board of Vista Del Mar, a non-profit organization. Her experience in accounting and business management and experience serving on boards makes her well qualified to serve on the Board.

Shelley Y. Simms

Shelley Y. Simms is an Independent Trustee of the Fund. She has served as the general counsel and Chief Compliance Officer of Xponance, Inc. since August 2004. She has also served as Chief Compliance Officer of Xponance Alts Solutions, LLC since September 2021. Ms.  Simms has served as an Independent Trustee of City National Rochdale Funds Complex since

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September 2023, an Independent Director of 1st Colonial Bank & 1st Colonial Bancorp since July 2021 and an Independent Trustee of Byerschool Foundation since October 2022. Shelley Y. Simms’s experience in both the legal and business fields and her leadership skills and experience serving on boards makes her well qualified to serve on the Board.

Interested Trustees

Nicole Loftus

Nicole Loftus is President and Chief Investment Officer of the Fund. She is Managing Director of the Adviser and served as the Adviser’s Chief Investment Officer from February 2024 through April 2024. She is the founder & Chief Executive Officer of Pop Venture Inc. She also currently serves as the Chief Executive Officer of CrowdCheck Inc. She previously served as the Chief Executive Officer of Skin in the Game Inc. and SkinX LLC from January 2017 to February 2022 and of Zorch International Inc. from April 2002 to April 2013. Her experience in the venture capital field and her leadership skills makes her well qualified to serve on the Fund’s Board.

Trustee Ownership of Fund Shares

The table below shows the dollar range of Fund Shares owned by each Trustee, directly and/or indirectly, as of December 31, 2024.

Name of Trustee	Dollar Range of Fund Shares Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies(1), (2)
Maryann Bruce	None	None
Julie C. Miller	None	None
Shelley Y. Simms	None	None
Nicole Loftus(3)	$50,001-$100,000	$50,001-$100,000

(1)	The Fund had note yet commenced operations as of December 31, 2024.

(2)	The “Family of Investment Companies” consists of the Fund only.

(3)	Includes direct ownership as well as beneficial ownership through the Adviser’s investments in the Fund.

As to each Independent Trustee and her immediate family members, no person owned beneficially or of record securities in the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser of the Fund.

Trustee Compensation

The Fund will pay each Independent Trustee an annual retainer of $125,000 which includes compensation for all regular Board meetings. Each Independent Trustee will receive $2,500 for any special meeting. The Chair of the Board shall receive an additional annual retainer of $10,000

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and any Independent Trustee holding a Committee Chair position will receive an additional annual retainer of $5,000.

Independent Trustees are also reimbursed by the Fund for expenses they incur relating to their services as Trustees, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Trustees do not receive any other compensation from the Fund.

Nicole Loftus, the Fund’s sole Interested Trustee, receives no compensation from the Fund for her services. Nicole Loftus is also an owner of Pop Venture Inc., which wholly-owns the Adviser, and thus benefits based on the overall revenues or from any profits generated by the Adviser through her equity ownership in Pop Venture Inc.

The following table indicates the compensation anticipated to be paid to the Trustees for the first fiscal year of the Fund’s operations ending June 30, 2025:

Name of Independent Trustees	Aggregate Compensation from the Fund(1)	Total Compensation from Fund and Fund Complex Paid to Trustees(1)
Maryann Bruce	$135,000	$135,000
Julie C. Miller(2)	$65,000	$65,000
Shelley Y. Simms	$130,000	$130,000

(1)	The “Family of Investment Companies” consists of the Fund only.

(2)	Julie C. Miller was elected to the Board effective January 7, 2025.

Contacting the Fund’s Trustees

Fund shareholders desiring to send communications to the Board (or to individual Trustees) should address their correspondence to:

The Pop Venture Fund Trustees, c/o The Pop Venture Fund, 12 East 49th Street, 11th Floor, New York, NY 10017.

Indemnification of Trustees and Officers

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

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The Fund’s Adviser

Pop Venture Advisers LLC serves as the Fund’s investment adviser. The Adviser was formed in Delaware and is located at 12 East 49th Street, 11th Floor, New York, New York 10017.

The Adviser is controlled by Nicole Loftus.

Nicole Loftus and the officers of the Fund who are also officers or employees of the Adviser and its affiliates will benefit from the management fees paid by the Fund.

Advisory Agreement

Under an Advisory Agreement between the Fund and the Adviser that was approved by the Board and by shareholders, the Adviser furnishes and manages a continuous investment program for the Fund. In this regard, and subject to the supervision of the Board, the Adviser is responsible for (i)  determining the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes; (ii)      identifying, evaluating and negotiating the structure of the investments made by the Fund; (iii)      executing, closing, servicing and monitoring the investments that the Fund makes; (iv)      determining the securities and other assets that the Fund will purchase, retain or sell; (v)      performing due diligence on prospective portfolio companies; and (vi)      providing the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds. Subject to the control of the Board, and except for the functions carried out by Fund officers, the Adviser also manages, supervises, and conducts the other affairs and business of the Fund and matters incidental thereto.

The Advisory Agreement sets the fees the Fund pays to the Adviser and describes the expenses that the Fund is responsible to pay to conduct its business. For additional information about the expenses borne by the Fund, please see the “Fund Expenses” section of this SAI.

The Advisory Agreement provides that the Adviser will not be liable to the Fund for any error of judgement or mistake of law or for any loss suffered by the Fund, except a loss resulting from a breach of the Adviser’s fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Advisory Agreement. The Advisory Agreement also provides for the Fund to indemnify the Adviser (including any member, director, officer, or employee of the Adviser, and certain of their affiliates), to the fullest extent permitted by law, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, or gross negligence, or from reckless disregard by such party of its duties to the Fund. The Advisory Agreement provides that the rights of indemnification provided therein shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law.

The Advisory Agreement provides for an initial two-year term and will continue in effect thereafter only so long as its continuance is approved at least annually by vote of either the Board or of Fund

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shareholders and, in either case, by a vote of a majority of the Independent Trustees. The Advisory Agreement may be terminated at any time, without penalty, by vote of the Board or Fund shareholders, or by the Adviser, in each case upon at least sixty (60) days’ prior written notice to the Adviser or the Fund (as applicable). This 60-day notice requirement may be waived. The Advisory Agreement also terminates without payment of any penalty in the event of its assignment.

In each of the foregoing cases, the vote of Fund shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act.

A discussion regarding the Board’s basis for approving the Advisory Agreement will be included in the Fund’s annual report to shareholders for the period ending June 30, 2025.

Management Fee

The Advisory Agreement provides for the Fund to pay a management fee to the Adviser, computed and paid monthly, at the annual rate of 2.00% of the average daily net assets of the Fund (the “Management Fee”). Under the Advisory Agreement, the average daily net assets of the Fund for each month are determined by taking an average of all of the determinations of such amount during such month at the close of business on each business day during the month. The Management Fee is payable for each month within fifteen (15) business days after the end of such month.

Because the Fund is newly organized, it did not pay any Management Fee in a prior fiscal period.

Please see “Fund Expenses — Expense Limitation Agreement” below for information about the Adviser’s obligation to waive its Management Fee and/or bear certain Fund expenses under certain circumstances.

Portfolio Management and Team

Nicole Loftus is primarily responsible for the day-to-day management of the Fund’s portfolio. Nicole Loftus currently serves as Chief Investment Officer.

Portfolio Manager Compensation

Nicole Loftus does not receive a salary but as the owner of Pop Venture Inc., which wholly-owns the Adviser, may benefit from the overall revenues or any profits generated by the Adviser through her equity ownership in Pop Venture Inc.

Other Accounts Managed by the Portfolio Managers

As of the date of this SAI, no Fund portfolio manager is primarily responsible for the day-to-day management of the portfolio of any account other than the Fund.

Portfolio Manager Beneficial Ownership of Fund Shares

The Adviser provided the initial $100,000 in seed capital to the Fund and, as of the date of this SAI, owns 100% of the outstanding Fund Shares. Nicole Loftus directly, and indirectly through her ownership in the Adviser’s parent company, may be deemed to beneficially own $50,001 – $100,000 of Fund Shares as of the date of this SAI.

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Code of Ethics

The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The codes of ethics of the Fund and the Adviser are each available by calling the SEC at (202) 551-8090. These codes of ethics are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Fund’s investments in Private Companies do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered securities. The Fund may on occasion, however, receive notices or proposals from Private Companies seeking the consent of or voting by holders, and may also be solicited to vote on other matters relating to Fund investments.

The Board has delegated the voting of proxies and exercise of consent and similar rights with respect to securities held in the Fund’s portfolio to the Adviser, pursuant to the Adviser’s proxy voting policies and procedures. Under these policies, the Adviser will vote proxies, amendments, consents or similar resolutions related to Fund securities in the best interests of the Fund and its Shareholders.

A copy of the Adviser’s proxy voting policies and procedures are attached as Appendix A to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve (12) month period ended June 30 will be available:

●	without charge, upon request, by calling the Fund toll-free at 833-PopVenture; and

●	on the SEC’s website at www.sec.gov.

You may also obtain a free copy of the Adviser’s proxy voting policies and procedures by calling 833-767-8368.

FUND EXPENSES

The Advisory Agreement provides for the Adviser to pay all of its ordinary and usual office overhead expenses (including expenses such as office rent) in connection with the Adviser’s performance of its duties under the Advisory Agreement, and the salaries or other compensation of the employees of the Adviser. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third-party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.

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In addition to the Management Fee, expenses borne directly by the Fund include, but are not limited to: (i) interest and taxes related to the Fund’s operations and purchase and sale of Fund assets; (ii) brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets; (iii) fees and expenses related to the formation of the Fund, the offering of the Fund’s shares, including Fund marketing costs and expenses, and the admission of investors in the Fund; (iv) fees and expenses related to the formation and operation of any subsidiaries of the Fund; (v) fees and expenses related to the investigation and evaluation of Fund investment opportunities (whether or not consummated); (vi) fees and expense related to the acquisition, ownership, management, financing, hedging of interest rates on financings, or sale of portfolio investments; (vii) travel costs associated with investigating and evaluating investment opportunities (whether or not consummated) or making, monitoring, managing or disposing of portfolio investments; (viii) Fund costs of borrowings; (ix) costs of any third parties retained to provide services to the Fund; (x) premiums for fidelity and other insurance coverage requisite to the Fund’s operations; (xi) fees and expenses of the Fund’s Independent Trustees (including compensation of the Independent Trustees); (xii) legal, audit and fund accounting expenses; (xiii) custodian and transfer agent fees and expenses; (xiv) expenses incident to the repurchase of the Fund’s shares; (xv) fees and expenses related to the registration under federal and state securities laws of Fund Shares; (xvi) expenses of printing and mailing Fund Prospectuses, reports, notices and proxy material to shareholders of the Fund; (xvii) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xviii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and trustees with respect thereto.

The Fund is required to reimburse the Adviser for any of the costs and expenses which are an obligation of the Fund that the Adviser or an affiliate pays or otherwise incurs on behalf of the Fund, including the costs and expenses described above.

Expense Limitation Agreement

The Adviser has contractually agreed to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 6.00% of the Fund’s average daily net assets.

The Adviser is entitled to seek reimbursement from the Fund of Management Fees waived and/or Fund expenses paid or reimbursed by the Adviser for a period ending three (3) years after such waiver, payment or reimbursement; provided that the reimbursement paid by the Fund to the Adviser do not cause the Fund’s Operating Expenses to exceed the expense limitation that was in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or to exceed any expense limitation in place at the time the Fund reimburses the Adviser.

This contractual expense limitation will remain in effect for a period of one year from the effective date of the Fund’s registration statement, unless the Board terminates it earlier upon not less than sixty (60) days’ prior written notice to the Adviser.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for arranging the execution of portfolio transactions on behalf of the Fund. The Adviser anticipates that a substantial portion of the Fund’s purchases of securities will be made directly from the issuer in privately negotiated transactions (e.g., directly from Private Companies).

The Adviser is authorized to select broker-dealers to execute Fund transactions in publicly traded securities. The Adviser is not required and does not execute transactions through any broker or dealer but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, execution capability, trading expertise, accuracy of execution, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Adviser generally seeks reasonable trade execution costs, the Fund will not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and the Fund. In return for such services, the Adviser may cause the Fund to pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determined in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund.

Because the Fund is newly organized, it did not pay any brokerage commissions in a prior fiscal year.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding Shares of any class of a fund. A “control person” generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. A control person may be able to determine the outcome of a matter put to a shareholder vote.

Because the Fund has not commenced operations as of the date of this SAI, the Fund does not have control personnel or principal holders other than the Adviser, which provided the initial seed capital of the Fund.

ADMINISTRATOR

SS&C, located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the Fund’s administrator (the “Administrator”). Pursuant to the agreement with the Administrator (the “Services Agreement”), the Administrator is responsible for, or will oversee the performance of, required administrative services, which includes maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Fund will

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reimburse the Administrator for services performed for the Fund pursuant to the terms of the Services Agreement. In addition, pursuant to the terms of the Services Agreement, the Administrator may delegate its obligations under the Services Agreement to an affiliate or to a third-party and we will reimburse the Administrator for any services performed for us by such affiliate or third-party.

Because the Fund is newly organized, it did not pay fees to the Administrator in a prior fiscal period.

CUSTODIAN

UMB Bank, N.A. serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the UMB Bank, N.A. or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. UMB Bank, N.A.’s principal business address is 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. serves as the independent registered public accounting firm of the Fund. Its principal business address is 1350 Euclid Avenue, Cleveland, OH 44115. Cohen & Company, Ltd. will audit and report on the Fund’s annual financial statements and will perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the twelve (12) month period ending on June 30. The twelve (12) month period ending June 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
The Pop Venture Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Pop Venture Fund (the “Fund”) as of January 3, 2025, the related statement of operations for the one day then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 3, 2025, the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of cash owned as of January 3, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 10, 2025

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The Pop Venture Fund

Statement of Assets and Liabilities

As of January 3, 2025

Assets:

Cash	$100,000
Deferred offering costs (Note 2)	172,420
Receivable from Investment Manager (Note 4)	143,720
Total Assets	416,140

Liabilities:
Accrued offering costs payable (Note 2)	$172,420
Accrued organizational costs payable (Note 2)	143,720
Total Liabilities	316,140

Net Assets	$100,000

Components of Net Assets:

Paid-in capital, par USD $0.001 per share	100,000
Net Assets	$100,000

Shares of Class A common stock outstanding, unlimited number of shares authorized at par $0.001	10,000

Net asset value, offering price per share	$10.00

The accompanying notes are an integral part of these financial statements.

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The Pop Venture Fund

Statement of Operations

For the One Day Ended January 3, 2025

Expenses:
Organizational costs (Note 2)	$143,720
Total Expenses	143,720
Less: Waived Expenses (Note 4)	(143,720)
Net Expenses	-

Net investment income	-

Net increase in net assets resulting from operations	$-

The accompanying notes are an integral part of these financial statements.

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The Pop Venture Fund

Notes to Financial Statements

January 3, 2025

1. Organization

The Pop Venture Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Delaware statutory trust on February 20, 2024. Pop Venture Advisers LLC serves as the investment adviser (the “Investment Manager”) of the Fund.

The Investment Manager provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities. No holder of Shares (each, a “Shareholder” and collectively, “Shareholders”) will have the right to require the Fund to redeem its Shares. In addition, no public market exists for the Shares and the Fund does not expect any trading market to develop for Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares, except through the

 21

repurchase process described in note 3. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund intends to offer a single class of shares of beneficial interest designated as Class A (the “Class A Shares”). The Fund has been inactive since the date it was organized except for matters relating to the Fund’s establishment, designation and the issuance of 10,000 shares to the Pop Venture Advisers LLC on January 3, 2025 for $100,000 at a net asset value (“NAV”) of $10.00 per share, which represents the seed investment.

The Fund’s investment objective is to provide shareholders current income and capital appreciation. The Fund seeks to achieve its investment objective primarily by investing in equity securities of private, operating, early-stage, mid-stage and late-stage venture companies seeking capital (“Private Companies”). The Fund utilizes the Locker, a proprietary nationwide database of private companies that have been vetted through a customized due diligence screening process and are seeking funding to grow their business, as a tool to identify potential investments. The Fund does not intend to use leverage to achieve its investment objective.

The Fund’s Shares should be considered an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund and will only offer to redeem a limited portion of its Shares annually. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor should you rely on a secondary market developing in the future. You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of the Fund’s Board of Trustees (“Board”) and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the Securities and Exchange Commission (“SEC”) of the Fund’s registration statement, the costs of preparation, review and filing of any

 22

associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $143,720 and $172,420, respectively.

Organizational costs are expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund's expense limitation agreement discussed in Note 4. The Fund has incurred $143,720 of organizational costs and $172,420 of offering costs, which have been paid by the Investment Manager. The Fund has agreed to reimburse Investment Manager for the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, are accounted for as a deferred charge until operations begin, and thereafter will be amortized to expense over twelve months on a straight-line basis. As of January 3, 2025, the Investment Manager has incurred $172,420 of offering costs.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

3. Capital Stock

After opening an account on www.thepopventurefund.com (the “Website”), the investor may use the Website to submit orders to purchase Shares at any time. To make a same day investment, each order via the Website must be received and accepted by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). Share purchase requests will be processed at the NAV next calculated after we accept your purchase request and subscription funds. The Website is intended to be the exclusive means through which investors may purchase Shares. During a widespread internet outage or Website failure, the investor will be unable to submit orders to purchase Shares.

Please note that the Fund may stop offering Shares completely or may offer Shares only on a limited basis, for a period of time or permanently. The Fund may also restrict, reject, or cancel purchase orders. When an investor buys Shares, it does not create a checking or other bank account relationship with the Fund or any bank. The service provider the Fund has retained to process electronic transfers from your bank account may charge a fee for these transfers. Please see the information provided on the Website for additional information about this fee.

 23

The Fund is a closed-end interval fund and, to provide limited liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for Shares exists, and none is expected to develop in the future. Consequently, and regardless of how the Fund performs, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted a fundamental policy — which cannot be changed without shareholder approval — requiring it to offer to repurchase 5% of the Fund’s outstanding Shares at NAV annually, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). All requests to repurchase Shares must be submitted through the Website, and no exceptions will be made (as discussed below under “Submitting Repurchase Requests”).

Repurchase Offer Dates and Notices

The Fund makes offers to repurchase its shares once every twelve months. Shareholders will be notified via email and text about each annual repurchase offer, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Fund’s Board and will be based on factors such as market conditions and liquidity of the Fund’s assets. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no less than twenty-one (21) days and no more than forty-two (42) days and is expected to be approximately thirty (30) days. The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase offer will be made by checks to the shareholder’s address of record or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, the regulations promulgated thereunder, and other pertinent laws. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.

The Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline, if in excess of 5%. Rule 23c-3 under the Investment Company Act permits repurchases between 5% and 25% of the Fund’s outstanding Shares at NAV.

4. Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager an Investment Management Fee equal to 2.00%. The

 24

Investment Management Fee is calculated daily and payable monthly in arrears at the annual rate of 2.00% of the Fund’s average net assets.

The Investment Manager agrees to waive its management fees and/or reimburse expense of the Fund to the extent necessary so that the Fund’s total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 6.00% of the Fund’s average daily net assets.

The Fund agrees to repay the Investment Manager for any management fees waived and/or Fund expenses the Investment Manager reimburses pursuant to this Agreement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were reimbursed, or any expense limitation in place at the time the Fund repays the Investment Manager, whichever is lower. Any such repayments must be made within three years after the Investment Manager waived the fee or incurred the expense.

This Agreement shall become effective upon effectiveness of the Investment Advisory Agreement and shall remain in effect for a period of one year from the effective date of the Fund’s registration statement, unless sooner terminated as provided by the Agreement and shall thereafter continue in effect for successive twelve month periods; provided, that such continuance is specifically approved at least annually by a majority of the Trustees of the Fund.

This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Fund, upon sixty (60) days’ written notice to the Investment Manager. This agreement may not be terminated by the Investment Manager without the consent of the Board of Trustees of the Fund. This Agreement will automatically terminate if the Investment Advisory Agreement is terminated, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination.

5. Other Agreements

Distribution Agreement

SS&C Technologies, Inc. (“SS&C”), (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of shares of the Fund.

Fund Administration Agreement

The Fund has retained the Administrator, SS&C, to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund. The Administration Fee and the

 25

other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

Transfer Agency Agreement

SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund. SS&C GIDS receives an annual base fee per Fund in addition to certain out‐of‐pocket expenses.

Custodian Agreement

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non- U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of the date of the accompanying financial statements, Pop Venture Advisers LLC owned 100% of the outstanding shares.

7. Subsequent Events

The Investment Manager has evaluated subsequent events through January 10, 2025, the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

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APPENDIX A – PROXY VOTING POLICIES

Under Rule 206(4)-6 of the Investment Advisers Act of 1940, it is a fraudulent, deceptive, or manipulative course of business for an investment adviser to exercise voting authority with respect to client securities, unless the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Under the Rule, the adviser must also disclose its proxy voting policies and procedures to clients and provide them to clients upon request. In addition, the adviser must also provide clients with information on how the adviser voted the proxies on their securities, upon request.

Pop Venture Advisers LLC’s (“Pop Venture”) authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts or as otherwise delegated to Pop Venture by the client. These policies and procedures are designed to satisfy Pop Venture’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. The policies and procedures seek to address potential complexities which may arise in cases where Pop Venture’s interest conflicts or appears to conflict with the interests of its clients and to communicate with clients the methods and rationale whereby Pop Venture exercises proxy voting authority.

Pop Venture will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Pop Venture may consult with such other experts, such as CPAs, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Pop Venture may determine not to vote a proxy if: (1) the effect on the applicable client’s economic interests or the value of the portfolio holding is insignificant in relation to its portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable client, including without limitation situations where a jurisdiction imposes share blocking restrictions which may affect the ability to effect transactions in the related securities; or (3) Pop Venture otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

Pop Venture serves as the adviser to a closed-end fund under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund does not typically invest in other mutual funds or exchange traded funds. The fund does not typically invest in registered equities. If the Fund were to invest in registered equities, this Proxy Voting Policy will be amended to appropriately address the Fund’s proxy policy as relevant to registered equities to the extent different than these policies. The fund primarily invests in private companies that do not involve many proxy items requiring Pop Venture to vote.

If the fund invests in mutual funds (i.e., a fund of funds), Pop Venture seeks to benefit from the safe harbor of Section 12(d)(1)(F) under the 1940 Act. Section 12(d)(1)(F) requires that shares of underlying investment companies be voted “in the same proportion as the vote of all other holders of such security” (“echo” or “mirror” voting). Accordingly, when voting proxies for the

 27

mutual fund, Pop Venture will vote in the same proportion as all other voting shareholders of the underlying funds.

Pop Venture will use its internal policies and procedures when collecting information for the Fund to complete and file Form N-PX which is used by the Fund to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ending June 30. This form contains the relevant information to identify the securities issuer, ticker, CUSIP or other identifying information, dates to include shareholder meeting date and reporting period, the subject matter of the vote, the proposal type, and whether the Firm voted on the matter, a summary of the vote cast (i.e., noting mirror voting). Where a proxy proposal raises a material conflict between the interests of Pop Venture, any affiliated person(s) of Pop Venture, or any affiliated person of the Fund, on the one hand, and the Fund’s and the Fund’s shareholder’s interests, on the other, Pop Venture will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, Pop Venture will abstain from voting.

The CCO or designee is responsible for maintaining accurate records of all proxies voted to include any analysis or supporting document used in completing the Form N-PX. The proxy voting records are maintained in accordance with the Firm’s Books and Records requirements.

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PART C

OTHER INFORMATION

ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements – Part A - None. The Registrant has not conducted any business as of the date of this filing other than in connection with its organization.

Part B: Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended, are included in Part B of this Registration Statement

(2)	Exhibits.

(a)(1)	Certificate of Trust.[1]

(a)(2)	Amended and Restated Certificate of Trust.[4]

(a)(3)	Initial Agreement and Declaration of Trust.[1]

(a)(4)	Second Amended and Restated Declaration of Trust.[5]

(b)	Amended and Restated By-Laws.[4]

(c)	Not Applicable.

(d)	Refer to Exhibits (a) and (b).

(e)	Dividend Reinvestment Plan.[4]

(f)	Not Applicable.

(g)(1)	Investment Advisory Agreement.[4]

(g)(2)	Amendment to the Investment Advisory Agreement.[5]

(g)(3)	Expense Limitation Agreement and Reimbursement Agreement.[4]

(h)	Distribution Agreement.[4]

(i)	Not Applicable.

(j)	Custody Agreement.[4]

(k)(1)	Services Agreement.[3]

(k)(2)	Amendment to the Services Agreement.[4]

(l)	Opinion of Counsel.[5]

(m)	Not Applicable.

(n)	Consent of Auditors.[5]

(o)	Not Applicable.

(p)	Initial Capital Agreement. [4]

(q)	Not Applicable.

(r)(1)	Code of Ethics of the Registrant. [4]

(r)(2)	Code of Ethics of the Investment Adviser.[4]

(s)	Powers of Attorney. [4]

[1]	Incorporated herein by reference to the Fund’s Registration Statement on Form N-2 filed on March 29, 2024 (File Nos., 333-278367 and 811-239501).
[2]	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on June 10, 2024 (File Nos. 333-278367 and 811-239501).
[3]	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on August 7, 2024 (File Nos. 333-278367 and 811-239501).
[4]	Incorporated by reference to the Fund's Registration Statement on Form N-2 filed on January 10, 2025 (File Nos. 333-278367 and 811-239501).
[5]	Filed herewith.

ITEM 26.   MARKETING ARRANGEMENTS

Not applicable.

ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions, if any).

SEC registration fee	$ 76,000
Printing expenses	$ 46,113
Accounting fees and expenses	$ 197,600
Legal fees and expenses	$ 780,342
Total:	$ 1,100,055

ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 29.   NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s Shares at January 7, 2024.

Title of Class	Number of Record Holders
Common shares of beneficial interest, no par value per share	1

ITEM 30.   INDEMNIFICATION

Reference is made to Article VII of the Amended and Restated Declaration of Trust filed as an exhibit herewith.

The Declaration of Trust provides in part that every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such Covered Person in connection with any claim, action, suit, or proceeding in which such person becomes involved as a party or otherwise by virtue of being or having been a Covered Person unless: (i) such Covered Person was adjudicated to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office; or (ii) in the event of a Settlement unless one of the conditions set forth in the Trust Instrument is satisfied. Indemnification agreements with certain current or former Trustees further address the Trust’s indemnification obligations to those Covered Persons.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See “Management” in the Statement of Additional Information. Information as to the directors and officers of Pop Venture LLC, the Registrant’s investment adviser, are set forth in the Uniform Application for Investment Adviser Registration (“Form ADV”) of Pop Venture LLC (No. 801-131543) as currently filed with the SEC which is incorporated by reference herein.

ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Fund’s Administrator, ALPS Fund Services, Inc. (SS&C ALPS), SS&C GIDS, Inc. and DST Asset Manager Solutions, Inc. (the “Administrator”), at the Administrator’s offices at 1290 Broadway, Suite 1000, Denver, CO 80203.

ITEM 33.   MANAGEMENT SERVICES

Not Applicable.

ITEM 34.   UNDERTAKINGS

(1)	Not applicable.

(2)	Not applicable.

(3)	Registrant hereby undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the Prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

(e)(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(e)(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(e)(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not Applicable.

(5)	Not Applicable.

(6)	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such, indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(7)	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on behalf of the Registrant, duly authorized, in the City of New York in the State of New York, on this 22nd day of January, 2025.

THE POP VENTURE FUND

By:	/s/Nicole Loftus

Nicole Loftus
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE
/s/ Nicole Loftus Nicole Loftus	Trustee, President and Chief Executive Officer (Principal Executive Officer)	January 22, 2025
/s/ Nicole Loftus* Susan Dumont	Principal Financial Officer and Principal Accounting Officer	January 22, 2025
/s/ Nicole Loftus* Maryann Bruce	Trustee	January 22, 2025
/s/ Nicole Loftus* Julie C. Miller	Trustee	January 22, 2025
/s/ Nicole Loftus* Shelley Y. Simms	Trustee	January 22, 2025

* Original powers of attorney authorizing Nicole Loftus to execute this Registration Statement, and amendments thereto, for each of the trustees and the officer of the Registrant on whose behalf this Registration Statement is filed, were previously executed and filed herewith as an exhibit.

By:	/s/ Nicole Loftus

Nicole Loftus
Attorney-in-Fact
January 22, 2025

EXHIBIT LIST

Exhibit Number	Exhibit Description
(a)(4)	Second Amended and Restated Declaration of Trust
(g)(2)	Amendment to the Investment Advisory Agreement
(l)	Opinion of Counsel
(n)	Consent of Auditors
EX-101.SCH XBRL	Taxonomy Extension Schema Document
EX-101.DEF XBRL	Taxonomy Extension Definition Linkbase
EX-101.LAB XBRL	Taxonomy Extension Labels Linkbase
EX-101.PRE XBRL	Taxonomy Extension Presentation Linkbase